UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

May 31, 2012

ASG Growth Markets Fund

Gateway International Fund

Loomis Sayles Capital Income Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 15

Financial Statements page 31

ASG GROWTH MARKETS FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

Alexander D. Healy

AlphaSimplex Group, LLC

Robert S. Rickard

Reich & Tang Asset Management, LLC

Khalid (Kal) Ghayur

Stephen C. Platt

Westpeak Global Advisors, LLC

Objective:

The fund seeks to provide total return consistent with broad-based emerging market equity indexes while exposing investors to less risk than one or more such index.

Strategy:

Primarily invests in a portfolio of equity securities of companies located in emerging markets and derivative instruments that has risk and return characteristics similar to those of broad-based emerging market equity indexes.

Fund Inception:

October 21, 2011

Symbols:

Class A	AGMAX
Class C	AGMCX
Class Y	AGMYX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

Market Conditions

The period began full of optimism for a better year in financial markets despite turbulence from the European debt crisis. Investor hopes were buoyed by the European Central Bank’s additional allocation of short-term loans to meet demand from eurozone banks. Further monetary easing from developed and emerging market central banks added to the belief that emerging markets could avoid a material slowdown in growth. This optimism, in conjunction with hopes that increased liquidity would alleviate financing pressures in Europe, helped equities stage an impressive rally during the first quarter of 2012, with emerging markets slightly outperforming developed markets.

Hopes faded, however, as the second quarter advanced. Political uncertainty in Europe raised concerns about the ability of the eurozone to deal with financing issues and whether it is feasible for all member states to remain within the union. A Greek exit from the euro became a possibility, and the risk of contagion from Spain and Italy became a more imminent threat. Weaker-than-expected economic activity also fueled negative investor sentiment and demand rose for safe-haven currencies, such as the U.S. dollar and the Japanese yen, which further weakened emerging market returns.

Performance Results

For the six months ended May 31, 2012, Class A shares of ASG Growth Markets Fund returned -8.35% at net asset value. The fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned -1.14% over the same period.

Explanation of Fund Performance

The fund’s strategy is to manage a core portfolio of emerging market equities, together with an overlay of futures and forwards that is designed to manage and contain the risks of emerging markets. The core equity portfolio, which represents about two-thirds of the fund’s assets, seeks to track the MSCI Emerging Markets Index (Net) with modest tilts toward low valuation and high price-momentum stocks.

During the period, the core equity portfolio performed generally in line with its benchmark. The difference in performance between the fund and its benchmark occurred mostly in January as a result of efforts to hedge exposure to emerging markets in response to the substantial losses and elevated risk exhibited in the latter half of 2011.

Because equity and currency risk were identified as significant factors explaining emerging market performance in 2011, the portfolio’s risk-management overlay held short positions in equity futures and currency forwards as a hedge to offset emerging market risks entering 2012. Over the course of the first quarter, the degree of hedging in the risk-management overlay was reduced as markets recovered and volatility declined. Despite this reduction in hedging positions, the offsetting overlay exposures resulted in muted gains during the first quarter, relative to the fund’s benchmark. Larger hedge positions were reinstated as emerging markets declined in the period from March through May and, while the fund experienced negative returns over the period, it declined less than the benchmark.

As a result of these offsetting overlay exposures, the annualized volatility (as measured by standard deviation) of the ASG Growth Markets Fund during the period from December 1, 2011 through May 31, 2012 was 10.6%, as compared to the annualized volatility of 16.0% experienced by the benchmark over the same period.

Outlook

The outlook for global markets has turned negative as fears of global slowdown and political uncertainty remain high. Markets will be looking towards Europe for a more comprehensive solution to the debt crises. The impending presidential election in the United States will likely keep Washington from actively addressing current unemployment levels or the budget deficit, reducing chances of faster economic recovery. Investors are expected to focus on the slowing of growth in emerging markets – with China’s economy being a major focus – and whether increased stimulus spending, quantitative easing or decreased reserve requirements are able to stave off further recessionary pressures in the sector. If not, it is possible that capital flight from emerging markets will continue, putting downward pressure on asset prices.

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ASG GROWTH MARKETS FUND

Investment Results through May 31, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

October 21, 2011 (inception) through May 31, 2012

Total Returns — May 31, 20125

	6 Months	Since Inception

Class A (Inception 10/21/11)
NAV	-8.35%	-6.52%
With 5.75% Maximum Sales Charge	-13.60	-11.89

Class C (Inception 10/21/11)
NAV	-8.71	-6.88
With CDSC[1]	-9.61	-7.80

Class Y (Inception 10/21/11)
NAV	-8.32	-6.39

Comparative Performance
MSCI Emerging Markets Index (Net)[2]	-1.14	-0.14
Morningstar Diversified Emerging Markets Fund Avg.[3]	-3.10	-1.57

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 5/31/12
Common Stocks	61.7
Preferred Stocks	1.1
Forward Foreign Currency Contracts	0.5
Futures Contracts	0.9
Short-Term Investments and Other	35.8

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	2.28%	1.71%
C	3.03	2.46
Y	2.03	1.46

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI Emerging Markets Index (Net) is an unmanaged index that is designed to measure the equity market performance of emerging markets.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 10/31/11.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 3/31/13. Contracts are reevaluated on an annual basis.

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GATEWAY INTERNATIONAL FUND

Management Discussion

Managers:

Michael T. Buckius, CFA

Kenneth H. Toft, CFA

Gateway Investment Advisers, LLC

Objective:

Over the long term, the fund seeks to capture the majority of the returns associated with international developed market equity investments, while exposing investors to less risk than such investments generally.

Strategy:

Under normal circumstances, invests in a broadly diversified portfolio of common stocks of non-U.S. companies, while also selling index call options and buying index put options.

Fund Inception:

March 30, 2012

Symbols:

Class A	GAIAX
Class C	GAICX
Class Y	GAIYX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

Market Conditions

International markets struggled in April and May of 2012 with deteriorating economic conditions in Europe. The inclusion or exclusion of Greece from the eurozone was a fiercely debated topic in European capitals, and a series of elections across the continent revealed a populace weary of austerity. Economic data continued to show the eurozone economies slowing, and rates on sovereign debt of countries such as Spain, Portugal, Ireland and Italy climbed to levels largely seen as unsustainable over the long term.

Concerns regarding the stability of the European financial system spilled over into the Asian equity markets as well. These concerns were compounded by the perception that Asian policymakers, especially in China, were slow to act to avoid stoking domestic inflation. Australian stocks were weak due to concerns regarding a possible hard-landing in China, which imports raw materials from Australia.

As European and Asian markets struggled into May and investors fled for a safe haven, the U.S. dollar strengthened. This further weakened returns of Asian and European stocks held by U.S. investors.

Performance Results

From the inception of the fund on March 30, 2012 through May 31, 2012, Class A shares of Gateway International Fund returned -8.10% at net asset value. In a difficult environment for international stock markets, the fund held up better than its benchmark, the MSCI EAFE Index (net in U.S. dollars), which returned -13.21% over the same time period.

Explanation of Fund Performance

Hedging to help mitigate losses in periods of significant market declines over short periods of time is a fundamental component of the fund’s strategy, and the hedging strategies of the fund achieved that objective over this time period.

The combination of selling a portfolio of index call options on international indexes and purchasing protective index put options generated cash flow and reduced risk. For the period, the hedging portion of the fund generated returns of approximately 5.7%. While not enough to offset the entire loss in the equity portfolio, the hedging process was able to meaningfully reduce losses in a difficult market and allowed the fund to outperform its benchmark.

The final component of the fund’s return is the performance of the local currencies of each of the markets in which the fund invests. Over this period, currency values (except the Japanese yen) fell relative to the U.S. dollar. The fund does not hedge foreign currency exposure, so a stronger U.S. dollar translated into a loss of approximately 3.2% for the fund.

Outlook

After a difficult period, Europe appears to be willing to take dramatic steps to hold the eurozone together and stabilize its financial system. Eurozone markets have responded positively, which should help equity performance going forward. However, the results of a significant election in Greece and unfolding problems in the Spanish banking system could derail this process.

In Asia, investors continue to weigh the state of the Chinese economy and the response of the Chinese government to the slowdown. China has ramifications not only in the region but also on worldwide commodity prices. Japan has been wrestling with a strengthening currency, which is impairing its export-led economy and has impeded its already lackluster growth. The Bank of Japan has been actively working to weaken the yen and kick start domestic growth.

Against this backdrop of significant uncertainty, we believe that equity market volatility is likely to stay elevated. Higher volatility should translate into higher levels of cash flow from the fund’s hedging activities. The result should be an opportunity for attractive returns if markets improve or hold steady at current levels and attractive levels of risk management should markets continue to struggle.

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GATEWAY INTERNATIONAL FUND

Investment Results through May 31, 2012

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Total Returns — May 31, 20124

Since Inception

Class A (Inception 3/30/2012)
NAV	-8.10%
With 5.75% Maximum Sales Charge	-13.38

Class C (Inception 3/30/2012)
NAV	-8.10
With CDSC[1]	-9.02

Class Y (Inception 3/30/2012)
NAV	-8.00

Comparative Performance
MSCI EAFE Index (Net)[2]	-13.21
Morningstar Long/Short Equity[3]	-4.13

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 5/31/12
Common Stocks	92.8
Purchased Options	1.0
Written Options	(1.5)
Short-Term Investments and Other	7.7

Ten Largest Holdings	% of Net Assets as of 5/31/12
Royal Dutch Shell PLC, A Shares	2.2
Nestle S.A., (Registered)	2.1
Total S.A.	2.1
Sanofi	1.9
Fast Retailing Co. Ltd.	1.9
HSBC Holdings PLC	1.7
Siemens AG, (Registered)	1.6
Novartis AG, (Registered)	1.6
Vodafone Group PLC	1.5
FANUC Corp.	1.5

Five Largest Countries	% of Net Assets as of 5/31/12
Japan	21.9
United Kingdom	19.5
Germany	10.4
France	10.0
Australia	8.3

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.98%	1.35%
C	2.73	2.10
Y	1.73	1.10

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI EAFE Index (Net) (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 3/31/13. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES CAPITAL INCOME FUND

Management Discussion

Managers:

Arthur Barry, CFA

Daniel J. Fuss, CFA

Kathleen C. Gaffney, CFA

Warren N. Koontz, CFA

Loomis, Sayles & Company, L.P.

Objective:

The fund seeks high total return through a combination of current income and capital appreciation.

Strategy:

Under normal market conditions, will invest at least 70% of its assets in equity securities that may include common stocks, preferred stocks and convertible securities, including, among others, warrants, convertible debt securities and convertible preferred stock.

Fund Inception:

March 30, 2012

Symbols:

Class A	LSCAX
Class C	LSCCX
Class Y	LSCYX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

Market Conditions

Overall, market instability characterized the period from the fund’s inception on March 30, 2012, through May 31, 2012. The deteriorating sovereign debt situation in Europe, specifically Greece’s potential exit from the euro, and the corresponding fear of contagion spurred volatility and put downward pressure on the markets. In addition, U.S. macroeconomic indicators softened during the two-month period, casting a pall on forecasts concerning the domestic recovery and dampening investor optimism. Furthermore, China, the world’s second-largest economy, also showed signs of slowing, further diminishing prospects for global growth.

Performance Results

For the period from the fund’s inception on March 30, 2012 through May 31, 2012, Class A shares of Loomis Sayles Capital Income Fund returned -5.40% at net asset value. In a difficult period for stocks around the world, the fund held up better than its primary benchmark, the S&P 500 Index, and its secondary benchmark, the Russell 1000 Value Index, which returned -6.60% and -6.82% respectively. The fund also outperformed the -6.53% average return of the Morningstar Aggressive Allocation category.

Explanation of Fund Performance

The fund generally tends to overweight more defensive, slower growing stock market sectors. During the period, the fund’s strong security selection in the consumer discretionary sector aided performance. An overweight position in telecommunications was also helpful to results. The fund’s allocation in foreign-domiciled stocks generally detracted from the results of our stock-selection effort, as these stocks were among the worst-performers during the period.

An equity position in clothing retailer American Eagle was the among the strongest absolute performers for the period. The company generated better-than-expected revenue growth, margin expansion and inventory control under the leadership of its new CEO. Additionally, positions in telecommunication providers AT&T and Verizon Communications posted strong absolute performance, driven by increases in their wireless service revenues. During the period, Apple was added to the fund after a selloff and experienced subsequent price appreciation from strong market growth in China and the anticipation of an upcoming dividend.

Financial services giant JP Morgan was the most significant detractor from performance. Shares tumbled due to the estimated $2 billion in trading losses the company disclosed in May. We found this to be a good buying opportunity as the error, while a black mark for CEO James Dimon, could easily be absorbed by the strength of the company’s balance sheet. A position in Martin Marietta, a provider of construction materials, underperformed due to a hostile takeover attempt and economic woes. Furthermore, a position in insurance company MetLife detracted from performance. The company was not permitted to deploy its excess capital because it did not pass the latest Federal Reserve Board “stress test” for the top 20 bank holding companies.

Within the fund’s fixed-income allocation, a long duration position (price sensitivity to interest rate changes) aided performance as interest rates fell throughout the two-month period. Selected consumer non-cyclical names within the portfolio generated strong returns. Positions in high yield financials and utilities also contributed modestly to return.

By contrast, investment-grade credit struggled during the period, weighed down by market events and a marked evaporation of liquidity. Investment-grade industrial and financials names were the largest detractors. During the period, the fund did not hold U.S. Treasuries, which hampered performance because investors sought high-quality assets, particularly late in the period.

Outlook

We expect volatility to remain elevated due to geopolitical risks, energy market uncertainty and the European sovereign debt crisis. In this environment, we expect macroeconomic factors to continue to influence the markets because of investors’ erratic responses toward risk and economic news. We expect to continue to select stocks that sell at what we believe are significant discounts to their intrinsic value, mindful of the risks incurred. Within the fund’s fixed-income positions, we are opportunistically adding to peripheral European corporates and maintaining a long duration stance.

5  |

LOOMIS SAYLES CAPITAL INCOME FUND

Investment Results through May 31, 2012

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Total Returns — May 31, 20125

Since Inception

Class A (Inception 3/30/2012)
NAV	-5.40%
With 5.75% Maximum Sales Charge	-10.84

Class C (Inception 3/30/2012)
NAV	-5.60
With CDSC[1]	-6.54

Class Y (Inception 3/30/2012)
NAV	-5.40

Comparative Performance
S&P 500® Index[2]	-6.60
Russell 1000® Value Index[3]	-6.82
Morningstar Aggressive Allocation[4]	-6.53

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 5/31/12
Common Stocks	78.0
Bonds and Notes	18.0
Preferred Stocks	0.6
Short-Term Investments and Other	3.4

Ten Largest Holdings	% of Net Assets as of 5/31/12
ExxonMobil Corp.	2.3
Norfolk Southern Corp.	2.2
EDP Finance BV, 6.000%, 02/02/2018	2.2
Sara Lee Corp.	2.2
Pfizer, Inc.	2.0
Merck & Co., Inc.	2.0
Coca-Cola Enterprises, Inc.	2.0
Telecom Italia Capital S.A., 6.000%, 09/30/2034	1.9
New Albertson's, Inc., 8.000%, 05/01/2031	1.9
National Fuel Gas Co.	1.9

Five Largest Industries	% of Net Assets as of 5/31/12
Pharmaceuticals	8.7
Oil, Gas & Consumable Fuels	6.1
Banking	4.2
Diversified Telecommunication Services	3.8
Beverages	3.7

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.32%	1.20%
C	2.07	1.95
Y	1.07	0.95

NOTES TO CHARTS:

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 3/31/13. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Management Discussion

Managers:

Kevin J. Perry

John R. Bell

Loomis, Sayles & Company, L.P.

Objective:

The fund seeks to provide a high level of current income.

Strategy:

Primarily invests in a combination of adjustable floating rate loans and other floating rate debt instruments issued by U.S. and non-U.S. corporations or other business entities and fixed income securities, including derivatives that reference the returns of these instruments.

Fund Inception:

Class A & Class C:

September 30, 2011

Class Y:

September 16, 2011*

Fund Registration:

September 30, 2011*

Symbols:

Class A	LSFAX
Class C	LSFCX
Class Y	LSFYX

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

*	9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only. 9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933.

Market Conditions

Healthy technical conditions and upbeat investor sentiment generally supported favorable capital market performance during the six-month period. In particular, perceived progress on the European Union’s sovereign debt crisis helped generate positive returns for the first five months of the period.

As the 2011 calendar year ended, macroeconomic factors overshadowed technical factors. Investors became more optimistic in January and February, and lower-rated bank loans generally performed well. In March and April, investor sentiment continued to be upbeat, which helped stabilize the bank loan sector. In fact, market performance was nearly identical in February, March and April. However, in May, fears over euro zone instability and slowing growth in China combined with softening technical conditions to cause the first negative monthly return in six months. Overall, strong liquidity and demand supported an increase in supply from bank-loan-issuing corporations, who used the funds to support mergers and acquisitions (M&A) activity.

Performance Results

For the six months ended May 31, 2012, Class A shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 6.82% at net asset value. The fund outperformed its benchmark, the S&P/LSTA Leveraged Loans Index, which returned 4.35% for the period. The fund outperformed the 4.54% average return of funds in its peer group, the Morningstar Bank Loan category.

Explanation of Fund Performance

The fund does not expect to make frequent tactical moves as part of its general investment strategy. Instead, the fund focuses on credit selection and generating a high level of current income over a full credit cycle while reserving its tactical flexibility to manage exposures appropriately based on significant shifts in our macroeconomic view.

On balance, the market tone was positive during the period, which helped support the fund’s returns. In this type of market environment, we are inclined to target issues offering higher income through our portfolio construction process and were successful in doing so during the period. Exposure to the primary issuance market also helped the fund’s price return versus the benchmark. No fund holdings defaulted during the six-month period.

The fund ended the period with 84% of the portfolio invested in bank loans, 9% invested in bonds and 7% held in cash. To minimize their interest rate sensitivity compared with more typical high-yield bonds, our bond selections have been focused on short-maturities (five years and shorter) with yields that we believe will add to loan performance. Loans remained attractive relative to bonds, as evidenced by the fund’s relatively small allocation to bonds during the period, an allocation decision that was positive for credit risk. We maintained a Standard & Poor’s average quality rating of B within the portfolio throughout the period. Furthermore, we did not change the fund’s risk positioning other than to increase its cash weight in May.

Outlook

Positive macroeconomic factors and the lack of major negative market shocks created a positive environment for loan performance during the six-month period. We believe that market participants generally expect the current trends to continue in the near term. While M&A activity seems to be picking up, the pipeline of new loan issues remains modest. Consensus opinions for CLO issuance and mutual fund inflows continue to suggest modest demand improvement.

Rating agencies and market consensus agree that the U.S. non-investment grade default rate will remain lower than the long-term average over the next 12 months. Combined with an expected improvement in market demand, low default rates imply a positive environment for credit investments over that period. However, European weakness, U.S. fiscal policy and potentially slowing growth in China are among the factors that have the potential to drive investors periodically to perceived safe-haven investments.

7  |

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Investment Results through May 31, 2012

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

September 30, 2011 (inception) through May 31, 2012

Total Returns — May 31, 20125

	6 Months	Since Inception

Class A (Inception 9/30/11)
NAV	6.82%	10.03%
With 3.50% Maximum Sales Charge	3.12	6.14

Class C (Inception 9/30/11)
NAV	6.46	9.51
With CDSC[2]	5.46	8.51

Class Y (Inception 9/30/11)[1]
NAV	6.92	10.17

Comparative Performance
S&P / LSTA Leveraged Loan® Index[3]	4.35	6.84
Morningstar Bank Loan Fund Avg.[4]	4.54	7.12

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 5/31/12
Senior Loans	83.9
Bonds and Notes	9.3
Short-Term Investments and Other	6.8

Credit Quality	% of Net Assets as of 5/31/12*
BBB	0.9
BB	23.7
B	53.9
CCC & Lower	12.6
Not Rated	2.1
Short-term and other	6.8

*	Credit quality at 5/31/12 reflects ratings assigned to individual holdings of the fund by Standard & Poor's (S&P); ratings are subject to change. The fund's shares are not rated by any rating agency and no credit rating for fund shares is implied.

Effective Maturity	% of Net Assets as of 5/31/12
1 year or less	7.6
1-5 years	36.7
5-10 years	55.1
10+ years	0.6
Average Effective Maturity	5.1 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.65%	1.32%
C	2.40	2.07
Y	1.40	1.07

NOTES TO CHARTS:

1	9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	S&P/LSTA Leveraged Loan® Index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 3/31/13. Contracts are reevaluated on an annual basis.

|  8

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider a fund’s investment objectives, risks, charges and expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 will be available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q will be available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

9  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from December 1, 2011 through May 31, 2012 for ASG Growth Markets Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund and from March 30, 2012 through May 31, 2012 for Gateway International Fund and Loomis Sayles Capital Income Fund. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ASG GROWTH MARKETS FUND	BEGINNING ACCOUNT VALUE 12/1/2011	ENDING ACCOUNT VALUE 5/31/2012	EXPENSES PAID DURING PERIOD* 12/1/2011 – 5/31/2012
Class A
Actual	$1,000.00	$916.50	$8.29
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
Class C
Actual	$1,000.00	$912.90	$11.81
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.43
Class Y
Actual	$1,000.00	$916.80	$7.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.73%, 2.47% and 1.48% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  10

UNDERSTANDING FUND EXPENSES

GATEWAY INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 12/1/2011[1]	ENDING ACCOUNT VALUE 5/31/2012	EXPENSES PAID DURING PERIOD 12/1/2011[1] – 5/31/2012
Class A
Actual	$1,000.00	$919.00	$2.19	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81	*
Class C
Actual	$1,000.00	$919.00	$3.41	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.58	*
Class Y
Actual	$1,000.00	$920.00	$1.79	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 366 (to reflect the half-year period).
[1]

Fund commenced operations on March 30, 2012. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (62), divided by 366 (to reflect the partial period).

LOOMIS SAYLES CAPITAL INCOME FUND	BEGINNING ACCOUNT VALUE 12/1/2011[1]	ENDING ACCOUNT VALUE 5/31/2012	EXPENSES PAID DURING PERIOD 12/1/2011[1] – 5/31/2012
Class A
Actual	$1,000.00	$946.00	$1.98	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	*
Class C
Actual	$1,000.00	$944.00	$3.21	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82	*
Class Y
Actual	$1,000.00	$946.00	$1.57	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 366 (to reflect the half-year period).
[1]

Fund commenced operations on March 30, 2012. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (62), divided by 366 (to reflect the partial period).

11  |

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 12/1/2011	ENDING ACCOUNT VALUE 5/31/2012	EXPENSES PAID DURING PERIOD* 12/1/2011 – 5/31/2012
Class A
Actual	$1,000.00	$1,068.20	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55
Class C
Actual	$1,000.00	$1,064.60	$9.55
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.32
Class Y
Actual	$1,000.00	$1,069.20	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  12

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENTS FOR GATEWAY INTERNATIONAL FUND AND LOOMIS SAYLES CAPITAL INCOME FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trusts and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory agreements for a registered investment company, including newly formed funds such as the Gateway International Fund and the Loomis Sayles Capital Income Fund (each a “Fund” and collectively, the “Funds”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreements (together, the “Agreements”) for the Funds at an in-person meeting held on March 9, 2012.

In connection with this review, Fund management and other representatives of the Gateway International Fund’s adviser, Gateway Investment Advisers, LLC (“Gateway”), and the Loomis Sayles Capital Income Fund’s adviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (collectively, the “Advisers”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Funds, including information comparing the Funds’ expenses to those of peer groups of funds and information on fees charged to other accounts advised or sub-advised by the Advisers and the proposed expense cap, (ii) the Funds’ investment objectives and strategies, (iii) the size, education and experience of the Advisers’ respective investment staff and the investment strategies proposed to be used in managing the Funds, (iv) proposed arrangements for the distribution of the Funds’ shares, (v) the procedures proposed to be employed to determine the value of the Funds’ assets, (vi) each Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Advisers’ performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised or sub-advised by the Advisers as well as information about the Advisers they had received in connection with their oversight of those other funds. Because the Funds are newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Advisers.

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below:

The nature, extent and quality of the services to be provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their respective affiliates to the Funds, and the resources to be dedicated to the Funds by the Advisers and their respective affiliates. The Trustees considered their experience with other funds advised or sub-advised by the Advisers, as well as any affiliations between the Advisers and Natixis Global Asset Management, L.P. (“Natixis US”). In this regard, the Trustees considered not only the advisory services proposed to be provided by the Advisers to the Funds, but also the monitoring and administrative services proposed to be provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Funds under the Agreements seemed consistent with the Funds’ operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Funds. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Funds and the Advisers. Because the Funds had not yet commenced operations, performance information for the Funds was not considered; however, the Board considered the performance of other funds and accounts managed by the Advisers, and also reviewed simulated performance of accounts managed in accordance with each Fund’s proposed strategies. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Advisers’ performance records and/or other relevant factors supported approval of the Agreements.

The costs of the services to be provided by the Advisers and their affiliates from their respective relationships with the Funds. Although the Funds had not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Funds’ share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers, and, in the case of Gateway, with the fees and expenses of other funds and institutional accounts managed by Gateway, as well as information about differences in such fees and the reasons for any such differences.

13  |

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENTS FOR GATEWAY INTERNATIONAL FUND AND LOOMIS SAYLES CAPITAL INCOME FUND

In evaluating the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Funds’ proposed advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds and the need for the Advisers to offer competitive compensation. The Trustees also noted that each of the Funds would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Funds to the Advisers’ affiliates.

Because the Funds had not yet commenced operations, historical profitability information with respect to the Funds was not considered. However, the Trustees noted the information provided in court cases in which adviser compensation or profitability were issues, the estimated expense levels of each of the Funds, and that each of the Funds would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees proposed to be charged to the Funds were fair and reasonable, and supported the approval of the Agreements.

Economies of scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Funds, and whether those economies could be shared with the Funds through breakpoints in the advisory fees or other means, such as expense waivers or caps. The Trustees noted that each Fund is subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Funds supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following: the compliance-related resources the Advisers and their respective affiliates would provide to the Funds and the potential so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company would benefit from the retention of affiliated advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

|  14

Consolidated Portfolio of Investments – as of May 31, 2012 (Unaudited)

ASG Growth Markets Fund

Shares	Description	Value (†)

Common Stocks — 61.7% of Net Assets
	Brazil — 9.1%
11,300	Banco Bradesco S.A., Sponsored Preference ADR(b)	$165,432
3,100	Banco do Brasil S.A., Sponsored ADR	30,690
3,600	Banco Santander Brasil S.A., ADR	28,620
6,700	BM&FBovespa S.A.	31,725
2,600	BR Malls Participacoes S.A.	28,619
1,500	Braskem S.A., Sponsored ADR	16,800
4,535	BRF - Brasil Foods S.A., ADR	70,610
4,400	CCR S.A.	34,251
1,400	CETIP S.A. - Mercados Organizados	20,200
500	Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference ADR	19,160
4,300	Cia de Bebidas das Americas, Preference ADR(b)	164,905
600	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	41,838
4,125	Cia Energetica de Minas Gerais, Sponsored Preference ADR	71,074
1,300	Cia Hering	27,007
1,000	Cia Paranaense de Energia, Sponsored Preference ADR	20,320
1,440	Cielo S.A., Sponsored ADR	38,736
1,200	Cosan S.A. Industria e Comercio	17,826
700	CPFL Energia S.A., ADR	17,010
2,600	EcoRodovias Infraestrutura e Logistica S.A.	20,807
2,400	EDP - Energias do Brasil S.A.	15,351
895	Embraer S.A., ADR	25,239
2,500	Fibria Celulose S.A., Sponsored ADR(c)	16,300
4,100	Gerdau S.A., Sponsored Preference ADR	32,595
3,400	Hypermarcas S.A.(c)	18,594
12,900	Itau Unibanco Holding S.A., Preference ADR(b)	186,663
4,900	JBS, S.A.(c)	13,241
1,200	Localiza Rent a Car S.A.	19,040
700	Lojas Renner S.A.	20,182
600	Multiplan Empreendimentos Imobiliarios S.A.	14,250
2,700	Odontoprev S.A.	14,458
2,593	Oi S.A.	12,215
1,700	Oi S.A., ADR	20,468
7,423	Petroleo Brasileiro S.A., ADR(b)	145,194
11,000	Petroleo Brasileiro S.A., Sponsored Preference ADR(b)	207,900
2,500	Raia Drogasil, S.A.	23,118
2,100	Redecard S.A.	32,278
3,200	Rossi Residencial S.A.	8,377
2,700	Souza Cruz S.A.	36,145
1,700	Sul America S.A.	11,826
1,000	TAM S.A., Preference ADR(c)	21,740
1,800	Telefonica Brasil S.A., Preference ADR	42,516
2,100	Tim Participacoes S.A., ADR	51,345
700	Totvs S.A.	12,668
1,100	Tractebel Energia S.A.	18,244
3,000	Ultrapar Participacoes S.A., Sponsored ADR	61,260
6,738	Vale S.A., Sponsored ADR(b)	123,373
10,821	Vale S.A., Sponsored Preference ADR(b)	196,077

		2,266,287

	Chile — 0.9%
319	Banco de Chile, ADR	26,251
500	Banco Santander Chile, ADR	37,220
600	Cia Cervecerias Unidas S.A., ADR	38,982
1,400	Corpbanca S.A., ADR	25,998
900	Empresa Nacional de Electricidad S.A., Sponsored ADR	42,624
2,000	Enersis S.A., Sponsored ADR	34,400

	Chile — continued
500	Sociedad Quimica y Minera de Chile S.A., Sponsored ADR	$25,985

		231,460

	China — 14.6%
22,000	Agile Property Holdings Ltd.	25,328
84,000	Agricultural Bank of China Ltd., Class H	33,934
22,000	Air China Ltd., Class H(c)	13,535
6,000	Alibaba.com Ltd.(c)	10,369
26,000	Angang Steel Co. Ltd., Class H(c)	14,787
4,500	Anhui Conch Cement Co. Ltd., Class H(c)	13,764
363,000	Bank of China Ltd., Class H(b)	138,460
37,000	Bank of Communications Co. Ltd., Class H	23,912
58,000	Beijing Capital International Airport Co. Ltd., Class H	36,324
5,500	Beijing Enterprises Holdings Ltd.	31,502
16,000	Belle International Holdings Ltd.	25,532
32,000	Bosideng International Holdings Ltd.	7,239
24,000	Brilliance China Automotive Holdings Ltd.(c)	23,595
24,000	China BlueChemical Ltd., Class H(c)	16,734
46,000	China Citic Bank Corp. Ltd., Class H	23,763
9,000	China Coal Energy Co. Ltd., Class H	8,324
39,000	China Communications Construction Co. Ltd., Class H(c)	36,520
26,000	China Communications Services Corp. Ltd., Class H(c)	12,941
339,000	China Construction Bank Corp., Class H(b)	235,821
40,000	China Gas Holdings Ltd.	19,560
2,700	China Life Insurance Co. Ltd., ADR	95,094
10,000	China Mengniu Dairy Co. Ltd.	27,492
13,000	China Merchants Bank Co. Ltd., Class H(c)	25,096
44,000	China Minsheng Banking Corp. Ltd., Class H	41,787
35,500	China Mobile Ltd.(b)	360,082
24,000	China Overseas Land & Investment Ltd.	50,193
1,299	China Petroleum & Chemical Corp., ADR(b)	115,949
10,000	China Resources Enterprise Ltd.	31,618
12,000	China Resources Gas Group Ltd.	22,816
10,000	China Resources Land Ltd.	18,765
10,000	China Resources Power Holdings Co. Ltd.	18,162
21,000	China Shenhua Energy Co. Ltd., Class H	73,709
95,000	China Shipping Container Lines Co. Ltd., Class H(c)	23,738
10,000	China State Construction International Holdings Ltd.	9,257
1,400	China Telecom Corp. Ltd., ADR	63,910
32,000	China Unicom Hong Kong Ltd.	43,450
10,400	China Vanke Co. Ltd., Class B(c)	13,596
22,000	China ZhengTong Auto Services Holdings Ltd.(c)	13,837
49,600	China Zhongwang Holdings Ltd.(c)	19,334
30,000	Chongqing Rural Commercial Bank, Class H	12,736
1,151	CNOOC Ltd., Sponsored ADR(b)	206,432
88,125	Country Garden Holdings Co. Ltd.(c)	32,788
14,000	Daphne International Holdings Ltd.	15,116
40,000	Datang International Power Generation Co. Ltd., Class H(c)	13,838
26,000	Dongfeng Motor Group Co. Ltd., Class H(c)	43,752
32,000	Dongyue Group	20,813
6,000	ENN Energy Holdings Ltd.(c)	23,000
68,000	Evergrande Real Estate Group Ltd.(c)	37,216
84,000	Franshion Properties China Ltd.	24,294
25,000	Geely Automobile Holdings Ltd.	9,042
7,000	Golden Eagle Retail Group Ltd.	15,256
112,000	GOME Electrical Appliances Holding Ltd.	17,568
11,000	Great Wall Motor Co. Ltd., Class H	22,478
54,000	Guangdong Investment Ltd.	35,359
25,200	Guangzhou R&F Properties Co. Ltd., Class H	33,276
17,000	Haier Electronics Group Co. Ltd.(c)	19,971
3,500	Hengan International Group Co. Ltd.	33,384

See accompanying notes to financial statements.

15  |

Consolidated Portfolio of Investments – as of May 31, 2012 (Unaudited)

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)

	China — continued
951	Huaneng Power International, Inc., Sponosored ADR(c)	$23,832
332,000	Industrial & Commercial Bank of China Ltd., Class H(b)	202,578
7,000	Inner Mongolia Yitai Coal Co., Class B	35,637
6,000	Jiangxi Copper Co. Ltd., Class H	12,604
5,000	Kingboard Chemical Holdings Ltd.	10,733
14,000	Kunlun Energy Co. Ltd.	23,929
3,800	Lenovo Group Ltd., ADR	64,258
10,500	Longfor Properties Co. Ltd.	16,231
1,416	PetroChina Co. Ltd., ADR(b)	178,515
14,000	PICC Property & Casualty Co. Ltd., Class H	15,466
3,000	Ping An Insurance (Group) Co. of China Ltd., Class H	21,977
53,000	Poly Hong Kong Investments Ltd.(c)	25,742
366,000	Renhe Commercial Holdings Co. Ltd.	17,839
28,000	Shanghai Electric Group Co. Ltd., Class H	12,689
8,800	Shanghai Pharmaceuticals Holding Co. Ltd., Class H(c)	10,600
25,500	Shimao Property Holdings Ltd.	33,920
30,000	Shougang Fushan Resources Group Ltd.	9,781
66,500	Shui On Land Ltd.	25,918
34,500	Sino-Ocean Land Holdings Ltd.	14,044
86,000	Sinofert Holdings Ltd.	14,813
412	Sinopec Shanghai Petrochemical Co. Ltd., Sponsored ADR	11,800
46,000	Skyworth Digital Holdings Ltd.	20,609
47,000	Soho China Ltd.	31,934
5,200	Tencent Holdings Ltd.	142,647
12,000	Tingyi Cayman Islands Holding Corp.	28,452
4,000	Tsingtao Brewery Co. Ltd., Class H(c)	25,101
33,000	Want Want China Holdings Ltd.	37,681
5,000	Weichai Power Co. Ltd., Class H(c)	22,026
7,000	Wumart Stores, Inc., Class H(c)	15,436
1,715	Yanzhou Coal Mining Co. Ltd., Sponsored ADR(c)	28,572
17,000	Yingde Gases(c)	15,856
108,000	Yuexiu Property Co. Ltd.	25,921
5,500	Zhongsheng Group Holdings Ltd.	8,826

		3,622,115

	Colombia — 0.7%
800	BanColombia S.A., Sponsored Preference ADR	47,368
1,895	Ecopetrol S.A., Sponsored ADR	112,866

		160,234

	Egypt — 0.2%
5,246	Commercial International Bank Egypt S.A.E., GDR	20,984
474	Orascom Construction Industries, GDR	19,287
8,074	Orascom Telecom Holding S.A.E., GDR(c)	20,080

		60,351

	India — 1.3%
1,591	Axis Bank Ltd., GDR	27,577
3,058	HDFC Bank Ltd., ADR(c)	85,502
1,410	ICICI Bank Ltd., Sponsored ADR	39,692
2,108	Infosys Ltd., Sponsored ADR(b)	88,747
1,347	Mahindra & Mahindra Ltd., Sponsored GDR	15,257
396	State Bank of India, Sponsored GDR	28,819
2,160	Tata Motors Ltd., Sponsored ADR	44,906

		330,500

	Indonesia — 2.4%
125,500	Aneka Tambang Persero Tbk PT	15,320
12,500	Astra International Tbk PT	85,248
58,000	Bank Central Asia Tbk PT	43,142
31,000	Bank Danamon Indonesia Tbk PT	17,465

	Indonesia — continued
68,000	Bank Mandiri Persero Tbk PT	$49,696
58,000	Bank Negara Indonesia Persero Tbk PT	22,747
107,000	Bank Rakyat Indonesia Persero Tbk PT	64,020
118,500	Charoen Pokphand Indonesia Tbk PT	32,962
4,000	Gudang Garam Tbk PT	22,945
12,000	Indocement Tunggal Prakarsa Tbk PT	22,659
55,000	Indofood Sukses Makmur Tbk PT	27,568
41,500	Indosat Tbk PT	17,154
33,000	Kalbe Farma Tbk PT	13,567
56,000	Perusahaan Gas Negara Persero Tbk PT	21,970
16,500	Semen Gresik Persero Tbk PT	19,129
1,691	Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	55,059
13,000	Unilever Indonesia Tbk PT	28,397
13,000	United Tractors Tbk PT	31,799

		590,847

	Korea — 10.9%
14	Amorepacific Corp.	12,859
675	Celltrion, Inc.	19,176
183	Cheil Industries, Inc.	15,062
93	CJ CheilJedang Corp.	26,477
196	CJ Corp.	13,436
438	Daelim Industrial Co. Ltd.	36,894
470	Dongbu Insurance Co. Ltd.	18,790
75	E-Mart Co. Ltd.	16,774
252	GS Holdings	11,805
760	Hana Financial Group, Inc.	23,925
1,060	Hanwha Chem Corp.	18,490
810	Hanwha Corp.	19,284
100	Honam Petrochemical Corp.	21,109
308	Hyosung Corp.	13,751
148	Hyundai Department Store Co. Ltd.	18,162
267	Hyundai Engineering & Construction Co. Ltd.	15,012
114	Hyundai Glovis Co. Ltd.	20,123
116	Hyundai Heavy Industries Co. Ltd.	26,177
1,000	Hyundai Hysco Co. Ltd.	31,303
680	Hyundai Marine & Fire Insurance Co. Ltd.	16,922
378	Hyundai Mobis	88,534
957	Hyundai Motor Co.(b)	197,486
1,436	Hyundai Motor Co., GDR	42,561
2,670	Hyundai Securities Co.	18,397
226	Hyundai Wia Corp.	33,340
1,970	Industrial Bank of Korea	19,999
640	Kangwon Land, Inc.	13,666
1,502	KB Financial Group, Inc., ADR	46,832
1,650	Kia Motors Corp.	111,961
1,600	Korea Electric Power Corp., Sponsored ADR(c)	15,040
3,610	Korea Exchange Bank	25,113
380	Korea Gas Corp.	13,300
370	Korea Investment Holdings Co. Ltd.	12,556
3,370	Korea Life Insurance Co. Ltd.(c)	17,394
84	Korea Zinc Co. Ltd.	25,253
475	Korean Air Lines Co. Ltd.(c)	18,154
1,370	KP Chemical Corp.	16,776
645	KT&G Corp.	42,954
170	Kumho Petro Chemical Co. Ltd.	16,868
190	LG Chem Ltd.	46,710
200	LG Corp.	9,297
1,995	LG Display Co. Ltd., ADR(c)	17,536
333	LG Electronics, Inc.	18,619
71	LG Household & Health Care Ltd.	35,121
3,960	LG Uplus Corp.	18,194

See accompanying notes to financial statements.

|  16

Consolidated Portfolio of Investments – as of May 31, 2012 (Unaudited)

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)

	Korea — continued
18	Lotte Confectionery Co. Ltd.	$23,692
81	Lotte Shopping Co. Ltd.	21,641
150	Mando Corp.	20,423
105	NCSoft Corp.	21,324
198	NHN Corp.	40,665
39	Orion Corp.	31,785
1,200	POSCO, ADR	90,876
294	S1 Corp.	14,070
625	Samsung C&T Corp.	35,941
580	Samsung Card Co.	16,304
229	Samsung Electro-Mechanics Co. Ltd.	19,758
1,291	Samsung Electronics Co. Ltd., GDR(b)	663,246
213	Samsung Electronics Co. Ltd., Preference GDR	64,533
122	Samsung Engineering Co. Ltd.	19,399
109	Samsung Fire & Marine Insurance Co. Ltd.	19,434
1,230	Samsung Heavy Industries Co. Ltd.	37,986
328	Samsung Life Insurance Co. Ltd.	27,107
1,500	Shinhan Financial Group Co. Ltd., ADR	96,630
203	SK C&C Co. Ltd.	16,120
127	SK Holdings Co. Ltd.	13,162
1,930	SK Hynix, Inc.(c)	37,715
2,940	SK Networks Co. Ltd.	20,997
1,900	SK Telecom Co. Ltd., ADR	21,166
430	Woongjin Coway Co. Ltd.	12,858
1,400	Woori Finance Holdings Co. Ltd.	13,025

		2,717,049

	Malaysia — 3.1%
22,100	AirAsia Bhd	24,457
16,600	Alliance Financial Group Bhd	21,388
9,500	AMMB Holdings Bhd	18,572
21,700	Axiata Group Bhd	36,702
57,200	Berjaya Corp. Bhd	14,499
800	British American Tobacco Malaysia Bhd	13,707
16,500	CIMB Group Holdings Bhd	38,972
29,000	DiGi.Com Bhd	36,505
8,300	Genting Bhd	26,106
23,200	Genting Malaysia Bhd	26,926
4,500	Genting Plantations Bhd	13,201
6,600	Hong Leong Bank Bhd	25,552
9,700	Hong Leong Financial Group Bhd	36,645
12,400	IJM Corp. Bhd	20,227
3,100	Kuala Lumpur Kepong Bhd	21,805
19,200	Malayan Banking Bhd	52,896
11,000	Maxis Bhd	21,441
25,500	MMC Corp. Bhd	21,629
9,800	Parkson Holdings Bhd	14,664
5,300	Petronas Dagangan Bhd	34,524
5,700	Petronas Gas Bhd	30,880
3,100	Public Bank Bhd	13,466
8,100	RHB Capital Bhd	18,935
14,900	Sime Darby Bhd	45,428
18,800	Telekom Malaysia Bhd	31,875
11,600	Tenaga Nasional Bhd	24,375
12,300	UMW Holdings Bhd	30,885
58,700	YTL Corp. Bhd	34,019
28,700	YTL Power International Bhd	14,984

		765,265

	Mexico — 3.3%
2,900	Alfa SAB de CV, Class A	36,172
11,043	America Movil SAB de CV, Series L, ADR(b)	260,173
3,400	Arca Continental SAB de CV	16,839
6,676	Cemex SAB de CV, Sponsored ADR(c)	36,985

	Mexico — continued
300	Coca-Cola Femsa SAB de CV, Sponsored ADR	$34,512
2,400	El Puerto de Liverpool SAB de CV	17,310
1,400	Fomento Economico Mexicano SAB de CV, Sponsored ADR	110,362
500	Grupo Aeroportuario del Pacifico SAB de CV, ADR	17,780
8,300	Grupo Bimbo SAB de CV, Series A	18,196
600	Grupo Elektra S.A. de CV	21,407
5,400	Grupo Financiero Banorte SAB de CV, Class O	24,125
12,431	Grupo Mexico SAB de CV, Series B	32,822
3,300	Grupo Modelo SAB de CV, Series C	22,939
2,300	Grupo Televisa SAB, Sponsored ADR	43,677
800	Industrias Penoles SAB de CV	30,550
5,200	Kimberly-Clark de Mexico SAB de CV, Class A	9,026
3,200	Minera Frisco SAB de CV(c)	12,521
3,459	Wal-Mart de Mexico SAB de CV, Series V, Sponsored ADR	83,120

		828,516

	Peru — 0.2%
353	Cia de Minas Buenaventura, S.A., ADR	13,816
265	Credicorp Ltd.	33,064

		46,880

	Philippines — 0.2%
700	Philippine Long Distance Telephone Co., Sponsored ADR	37,569

	Russia — 4.1%
3,068	Federal Grid Co. Unified Energy System JSC, GDR(c)	8,192
31,915	Gazprom OAO, Sponsored ADR(b)(c)	282,017
3,124	Lukoil OAO, Sponsored ADR(b)(c)	163,019
1,209	Magnit OJSC, Sponsored GDR(c)	29,794
1,299	MMC Norilsk Nickel OJSC, ADR(c)	19,308
1,810	Mobile Telesystems OJSC, Sponsored ADR(c)	30,118
767	NovaTek OAO, Sponsored GDR	73,510
8,521	Rosneft Oil Co., GDR(c)	52,718
1,578	Rostelecom OJSC, Sponsored ADR(c)	30,285
12,521	Sberbank of Russia, Sponsored ADR(b)	123,938
6,006	Surgutneftegas OJSC, Sponsored ADR(c)	45,440
8,609	Surgutneftegas OJSC, Sponsored Preference ADR(c)	42,873
1,625	Tatneft, Sponsored ADR(c)	49,912
1,612	Uralkali OJSC, Sponsored GDR	56,251
7,026	VTB Bank OJSC, GDR(c)	22,183

		1,029,558

	South Africa — 5.6%
1,472	ABSA Group Ltd.	26,050
2,488	Anglo American Platinum Ltd., ADR	23,014
1,474	AngloGold Ashanti Ltd., Sponsored ADR	53,152
1,733	Aspen Pharmacare Holdings Ltd.(c)	24,014
2,122	Aveng Ltd.	9,637
3,740	Barloworld Ltd.	37,293
1,612	Bidvest Group Ltd.	34,124
2,172	Discovery Holdings Ltd.	12,739
1,032	Exxaro Resources Ltd.	23,095
24,136	FirstRand Ltd.	73,448
1,924	Foschini Group Ltd. (The)	27,006
4,365	Gold Fields Ltd., Sponsored ADR	57,836
8,104	Growthpoint Properties Ltd.	19,786
1,903	Impala Platinum Holdings Ltd., Sponsored ADR	29,211
1,913	Imperial Holdings Ltd.	37,387
305	Kumba Iron Ore Ltd.	18,935
3,711	Liberty Holdings Ltd.	38,090
11,429	Life Healthcare Group Holdings Ltd.	39,365
7,764	MMI Holdings Ltd.	15,292

See accompanying notes to financial statements.

17  |

Consolidated Portfolio of Investments – as of May 31, 2012 (Unaudited)

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)

	South Africa — continued
9,419	MTN Group Ltd.(b)	$149,439
1,427	Naspers Ltd., N Shares	75,721
1,195	Nedbank Group Ltd.	23,275
7,746	Netcare Ltd.	13,889
2,616	Pretoria Portland Cement Co. Ltd.	8,603
2,071	Remgro Ltd.	32,235
1,959	Reunert Ltd.	15,718
10,827	RMB Holdings Ltd.	42,747
14,673	Sanlam Ltd.	57,891
2,800	Sasol Ltd., Sponsored ADR(b)	118,944
1,916	Shoprite Holdings Ltd.	31,171
932	Spar Group Ltd. (The)	12,089
5,666	Standard Bank Group Ltd.	76,239
4,568	Steinhoff International Holdings Ltd.(c)	13,992
3,528	Telkom S.A. Ltd.	9,518
1,125	Tiger Brands Ltd.	32,123
3,066	Vodacom Group Ltd.	36,758
7,776	Woolworths Holdings Ltd.	44,710

		1,394,536

	Taiwan — 4.9%
21,000	Acer, Inc.	21,467
6,657	Advanced Semiconductor Engineering, Inc., ADR	30,822
6,000	Asustek Computer, Inc.	60,035
4,000	Catcher Technology Co. Ltd.	25,362
15,000	Cathay Financial Holding Co. Ltd.	14,668
10,000	Cheng Shin Rubber Industry Co. Ltd.	24,099
40,000	China Steel Corp.	37,519
30,000	Chinatrust Financial Holding Co. Ltd.	16,706
2,681	Chunghwa Telecom Co. Ltd., ADR	80,001
38,000	Compal Electronics, Inc.	39,173
16,000	Far EasTone Telecommunications Co. Ltd.	35,550
13,000	Formosa Chemicals & Fibre Corp.	34,368
6,000	Formosa Petrochemical Corp.	16,366
17,000	Formosa Plastics Corp.	44,408
25,346	Hon Hai Precision Industry Co. Ltd., GDR	147,076
38,000	Mega Financial Holding Co. Ltd.	26,383
18,000	Nan Ya Plastics Corp.	31,548
4,000	President Chain Store Corp.	21,072
13,000	Quanta Computer, Inc.	33,924
6,000	Synnex Technology International Corp.	13,398
21,000	Taiwan Cement Corp.	23,676
11,000	Taiwan Mobile Co. Ltd.	34,840
26,272	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR(b)	360,715
19,000	Uni-President Enterprises Corp.	28,524
5,308	United Microelectronics Corp., Sponosored ADR	11,200

		1,212,900

	Turkey — 0.2%
1,045	KOC Holding AS, ADR	16,977
10,700	Turkiye Garanti Bankasi AS, ADR	35,203

		52,180

	Total Common Stocks (Identified Cost $15,877,321)	15,346,247

Preferred Stocks — 1.1%
	Brazil — 0.8%
1,300	Bradespar S.A.	20,342
700	Cia de Transmissao de Energia Electrica Paulista	20,686
1,800	Cia Energetica de Sao Paulo, Class B	31,049
1,300	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	15,470
10,670	Itausa - Investimentos Itau S.A.	46,609

	Brazil — continued
8,900	Klabin S.A.	$37,509
1,918	Lojas Americanas S.A.	11,552
2,200	Metalurgica Gerdau S.A.	21,762

		204,979

	Korea — 0.3%
747	Hyundai Motor Co.	48,080
276	LG Chem Ltd.	21,328

		69,408

	Total Preferred Stocks (Identified Cost $304,771)	274,387

Principal Amount
Short-Term Investments — 29.9%
	Treasuries — 16.8%
$300,000	U.S. Treasury Bill, 0.070%, 6/07/2012(b)(d)	299,997
250,000	U.S. Treasury Bill, 0.025%, 6/21/2012(b)(d)	249,997
300,000	U.S. Treasury Bill, 0.090%, 6/28/2012(b)(d)	299,994
250,000	U.S. Treasury Bill, 0.060%, 7/19/2012(b)(d)	249,988
250,000	U.S. Treasury Bill, 0.100%, 8/02/2012(b)(d)	249,979
300,000	U.S. Treasury Bill, 0.130%, 9/06/2012(b)(d)	299,943
300,000	U.S. Treasury Bill, 0.145%, 9/13/2012(b)(d)	299,933
300,000	U.S. Treasury Bill, 0.135%, 9/20/2012(b)(d)	299,921
500,000	U.S. Treasury Bill, 0.115%, 10/18/2012(b)(d)	499,778
320,000	U.S. Treasury Bill, 0.130%, 10/25/2012(b)(d)	319,851
300,000	U.S. Treasury Bill, 0.130%, 11/29/2012(b)(d)	299,819
250,000	U.S. Treasury Note, 1.875%, 6/15/2012(b)	250,156
300,000	U.S. Treasury Note, 0.625%, 7/31/2012(b)	300,258
250,000	U.S. Treasury Note, 1.375%, 10/15/2012(b)	251,152

		4,170,766

	Commercial Paper — 6.5%
350,000	Louis Dreyfus Corp., (Credit Support: Barclays Bank), 0.380%, 6/01/2012(d)	350,000
320,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.380%, 6/12/2012(b)(d)	319,963
335,000	Tennessee State School Bond Authority, 0.170%, 6/19/2012(b)	334,990
300,000	General Electric Co., 0.130%, 6/27/2012(b)(d)	299,972
300,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.180%, 7/17/2012(b)	300,000

		1,604,925

	Certificates of Deposit — 4.9%
350,000	Commerzbank AG, 0.200%, 6/01/2012	350,000
330,000	Societe Generale S.A., 0.389%, 7/03/2012(b)(e)	329,928

See accompanying notes to financial statements.

|  18

Consolidated Portfolio of Investments – as of May 31, 2012 (Unaudited)

ASG Growth Markets Fund – (continued)

Principal Amount	Description	Value (†)

	Certificates of Deposit — continued
$250,000	Canadian Imperial Bank of Commerce (NY), 0.329%, 7/25/2012(b)(e)	$250,002
300,000	Westpac Banking Corp. (NY), 0.466%, 2/04/2013(b)(e)	299,942

		1,229,872

	Financial Company Commercial Paper — 1.2%
300,000	Nestle Capital Corp., 0.180%, 8/28/2012(b)(d)	299,896

	Repurchase Agreements — 0.5%
113,144	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/2012 at 0.000% to be repurchased at $113,144 on 6/01/2012 collateralized by $105,000 Federal Home Loan Mortgage Corp., 4.750% due 11/17/2015 valued at $119,569 including accrued interest (Note 2 of Notes to Financial Statements)	113,144

	Total Short-Term Investments (Identified Cost $7,418,488)	7,418,603

	Total Investments – 92.7% (Identified Cost $23,600,580)(a)	23,039,237
	Other assets less liabilities – 7.3%	1,816,855

	Net Assets – 100.0%	$24,856,092

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At May 31, 2012, the net unrealized depreciation on investments based on a cost of $23,600,580 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$851,414
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,412,757)

	Net unrealized depreciation	$(561,343)

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or futures contracts.
(c)	Non-income producing security.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Variable rate security. Rate as of May 31, 2012 is disclosed.

ADR/ GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

At May 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	6/20/2012	Australian Dollar	1,000,000	$972,658	$12,955
Buy	6/20/2012	Canadian Dollar	900,000	871,015	(35,994)
Sell	6/20/2012	Canadian Dollar	1,500,000	1,451,691	35,111
Buy	6/20/2012	Euro	500,000	618,294	(42,102)
Sell	6/20/2012	Euro	1,500,000	1,854,882	109,289
Buy	6/20/2012	New Zealand Dollar	900,000	677,560	(55,436)
Sell	6/20/2012	New Zealand Dollar	2,200,000	1,656,257	63,868
Buy	6/20/2012	Norwegian Krone	4,000,000	653,740	(44,729)
Sell	6/20/2012	Norwegian Krone	12,000,000	1,961,220	87,458
Buy	6/20/2012	Singapore Dollar	1,375,000	1,067,071	(41,037)
Sell	6/20/2012	Singapore Dollar	4,000,000	3,104,206	27,679
Buy	6/20/2012	Swedish Krona	8,000,000	1,100,561	(58,154)
Sell	6/20/2012	Swedish Krona	10,000,000	1,375,702	89,692
Buy	6/20/2012	Swiss Franc	250,000	257,441	(16,528)
Sell	6/20/2012	Swiss Franc	250,000	257,441	14,407
Buy	6/20/2012	Turkish Lira	3,600,000	1,921,453	(86,095)
Sell	6/20/2012	Turkish Lira	6,900,000	3,682,785	63,772

Total					$124,156

1 Counterparty is UBS AG.

At May 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini Dow	6/15/2012	15	$928,725	$(29,175)
E-mini NASDAQ 100	6/15/2012	3	151,440	(4,779)
E-mini S&P 500	6/15/2012	10	654,625	(18,875)
Euribor	9/17/2012	23	7,071,129	6,755
Euro Schatz	6/07/2012	70	9,589,865	40,248
Eurodollar	9/17/2012	1	248,613	(87)
German Euro BOBL	6/07/2012	10	1,569,737	36,724
German Euro Bund	6/07/2012	3	541,699	28,452
Mini-Russell 2000	6/15/2012	1	76,110	(6,590)
UK Long Gilt	9/26/2012	2	371,737	6,442
2 Year U.S. Treasury Note	9/28/2012	28	6,171,375	3,938
5 Year U.S. Treasury Note	9/28/2012	29	3,601,437	13,594
10 Year Canada Government Bond	9/19/2012	11	1,472,276	14,697
10 Year Japan Government Bond	6/11/2012	1	1,832,695	23,864
10 Year U.S. Treasury Note	9/19/2012	14	1,875,125	19,359
30 Year U.S. Treasury Bond	9/19/2012	8	1,197,750	22,500

Total				$157,067

See accompanying notes to financial statements.

19  |

Consolidated Portfolio of Investments – as of May 31, 2012 (Unaudited)

ASG Growth Markets Fund – (continued)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Copper LME	6/20/2012	1	$186,000	$(27,466)
Heating Oil	6/29/2012	4	454,138	(27,250)
Nickel	6/20/2012	3	291,042	(29,946)
Soybean	7/13/2012	13	871,000	(83,675)
Soybean Meal	7/13/2012	5	197,250	200
Wheat	7/13/2012	4	128,750	(1,000)

Total				$(169,137)

At May 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	6/15/2012	1	$192,863	$4,977
FTSE 100	6/15/2012	1	81,507	609
FTSE JSE Top 40	6/21/2012	7	241,295	569
Hang Seng	6/28/2012	1	119,371	(419)
MSCI Singapore	6/28/2012	5	247,012	(78)
MSCI Taiwan	6/28/2012	3	77,490	(1,830)
Nikkei 225	6/08/2012	2	217,713	1,787
OMXS30	6/15/2012	12	160,892	2,846
S&P/TSX 60	6/14/2012	9	1,142,547	(1,975)
Sterling	9/19/2012	66	12,595,381	(12,831)

Total				$(6,345)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/20/2012	3	$147,188	$12,139
Cocoa	7/16/2012	3	62,490	1,050
Coffee	7/19/2012	4	240,975	19,538
Copper High Grade	7/27/2012	8	673,100	31,075
Copper LME	6/20/2012	1	186,000	22,696
Corn	7/13/2012	2	55,525	5,100
Cotton	7/09/2012	2	71,550	16,710
Gas Oil	7/12/2012	1	86,675	3,400
Live Cattle	8/31/2012	5	237,800	430
Nickel	6/20/2012	3	291,042	37,434
Silver	7/27/2012	3	416,355	56,940
Soybean Oil	7/13/2012	33	974,160	42,714
Sugar	6/29/2012	1	21,750	2,632
Wheat	7/13/2012	9	299,250	(2,363)

Total				$249,495

2 Commodity futures are held by ASG Growth Markets Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Industry Summary at May 31, 2012 (Unaudited)

Commercial Banks	10.4%
Oil, Gas & Consumable Fuels	8.4
Semiconductors & Semiconductor Equipment	4.7
Wireless Telecommunication Services	4.6
Metals & Mining	3.9
Automobiles	2.6
Real Estate Management & Development	2.0
Other Investments, less than 2% each	26.2
Short-Term Investments	29.9

Total Investments	92.7
Other assets less liabilities (including open forward foreign currency and futures contracts)	7.3

Net Assets	100.0%

Currency Exposure at May 31, 2012 (Unaudited)

United States Dollar	58.8%
Hong Kong Dollar	11.3
South Korean Won	6.9
South African Rand	4.5
Malaysian Ringgit	3.1
Brazilian Real	2.6
New Taiwan Dollar	2.3
Indonesian Rupiah	2.2
Mexican Peso	1.0

Total Investments	92.7
Other assets less liabilities (including open forward foreign currency and futures contracts)	7.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Gateway International Fund

Shares	Description	Value (†)

Common Stocks* — 92.8% of Net Assets
	Australia — 8.3%
4,527	Amcor Ltd.	$32,918
5,546	Australia & New Zealand Banking Group Ltd.(b)	112,739
6,608	BHP Billiton Ltd.(b)	203,693
5,903	Brambles Ltd.(b)	38,275
2,335	Cardno Ltd.	16,829
3,028	Commonwealth Bank of Australia(b)	145,676
4,417	Consolidated Media Holdings Ltd.(b)	13,930
1,195	CSL Ltd.(b)	43,762
1,321	Macquarie Group Ltd.(b)	34,634
954	McMillan Shakespeare Ltd.(b)	10,367
4,740	National Australia Bank Ltd.(b)	103,673
1,367	New Hope Corp. Ltd.(b)	5,529
1,899	Newcrest Mining Ltd.(b)	45,993
4,122	Oil Search Ltd.	27,311
1,816	Orica Ltd.	43,722
3,563	Origin Energy Ltd.(b)	44,681
1,285	Premier Investments Ltd.(b)	5,995
2,867	QBE Insurance Group Ltd.(b)	34,524
8,633	QR National Ltd.	28,618
1,546	Rio Tinto Ltd.(b)	85,579
2,442	SAI Global Ltd.(b)	11,090
4,556	Suncorp Group Ltd.	34,394
25,118	Telstra Corp. Ltd.(b)	86,902
2,473	Wesfarmers Ltd.(b)	70,278
5,756	Westfield Group(b)	50,838
12,748	Westfield Retail Trust(b)	33,753
6,006	Westpac Banking Corp.(b)	118,533
1,471	Woodside Petroleum Ltd.(b)	46,056
2,464	Woolworths Ltd.(b)	63,439

		1,593,731

	Euro Zone — 29.4%
1,162	Accor S.A.(b)	34,628
2,023	Allianz SE, (Registered)(b)	183,850
1,030	Alstom S.A.(b)	30,008
24,851	Banco Bilbao Vizcaya Argentaria S.A.(b)	141,944
43,982	Banco Santander S.A.(b)	234,289
3,783	BASF SE(b)(c)	265,489
3,384	Bayer AG, (Registered)(b)	214,776
1,406	Bayerische Motoren Werke AG(b)	106,797
1,670	Belgacom S.A.(b)	44,038
4,510	BNP Paribas S.A.(b)	144,510
1,497	Bouygues S.A.(b)	36,356
478	Casino Guichard Perrachon S.A.(b)	40,159
3,827	Daimler AG, (Registered)(b)	178,081
2,937	Danone S.A.(b)	188,385
3,965	Deutsche Bank AG, (Registered)(b)(d)	143,726
8,204	E.ON AG(b)	150,460
1,829	Electricite de France S.A.(b)	35,268
11,425	ENI SpA(b)	220,095
6,659	GDF Suez(b)	131,779
1,005	Groupe Bruxelles Lambert S.A.(b)	62,978
11,284	ING Groep NV(b)(d)	65,288
68,740	Intesa Sanpaolo SpA(b)(d)	72,502
812	Kerry Group PLC, Class A(b)	34,585
832	Kone OYJ-B(b)	46,569
755	Koninklijke DSM NV(b)	35,959
1,374	Legrand S.A.(b)	41,394
206	Linde AG(b)	31,764
1,316	LVMH Moet Hennessy Louis Vuitton S.A.(b)	194,795
377	Pernod-Ricard S.A.(b)	36,822
2,080	RWE AG(b)	76,209
1,749	Sampo OYJ, A Shares(b)	40,507
Shares	Description	Value (†)

	Euro Zone — continued
5,274	Sanofi(b)(c)	$359,250
3,714	SAP AG(b)(c)	213,108
1,484	SCOR SE(b)	32,233
2,030	SES S.A.(b)	45,455
3,705	Siemens AG, (Registered)(b)(c)	305,894
10,612	Snam SpA(b)	42,930
3,882	Societe Generale S.A.(b)(d)	77,534
608	Sodexo(b)	44,196
62,950	Telecom Italia SpA(b)	43,002
22,529	Telefonica S.A.(b)(c)	250,775
1,066	Thales S.A.(b)	31,586
1,624	ThyssenKrupp AG(b)	26,933
9,289	Total S.A.(b)(c)	400,347
765	Umicore S.A.(b)	36,472
22,372	UniCredit SpA(b)(d)	69,027
6,860	Unilever NV(b)	215,509
578	Volkswagen AG(b)	87,425
639	Wendel S.A.(b)	42,037
574	Wereldhave NV(b)	35,001

		5,622,724

	Hong Kong — 2.8%
11,000	AIA Group Ltd.(b)	35,763
3,000	Cheung Kong Holdings Ltd.(b)	34,399
95,000	China Construction Bank Corp., Class H(b)	66,086
9,000	China Life Insurance Co. Ltd., Class H(b)	21,163
6,000	China Mobile Ltd.(b)	60,859
20,000	China Petroleum & Chemical Corp., Class H(b)	17,825
17,000	CNOOC Ltd.(b)	30,572
12,000	HSBC Holdings PLC(b)	94,737
4,000	Hutchison Whampoa Ltd.(b)	32,760
76,000	Industrial & Commercial Bank of China Ltd., Class H(b)	46,373
24,000	PetroChina Co. Ltd., Class H(b)	30,265
3,000	Sun Hung Kai Properties Ltd.(b)	33,709
1,000	Tencent Holdings Ltd.(b)	27,432

		531,943

	Japan — 21.9%
3,503	Advantest Corp.(b)	47,367
1,918	Air Water, Inc.(b)	22,100
2,679	Asahi Group Holdings Ltd.(b)	57,204
2,106	Astellas Pharma, Inc.(b)	82,702
2,674	Canon, Inc.(b)(c)	106,697
1,163	Coca-Cola West Co. Ltd.(b)	19,523
2,130	Credit Saison Co. Ltd.(b)	40,622
2,111	Daikin Industries Ltd.(b)	54,235
2,092	Denso Corp.(b)	62,909
2,109	Dentsu, Inc.(b)	59,006
2,076	Eisai Co. Ltd.(b)	84,659
1,621	FANUC Corp.(b)(c)	278,563
1,595	Fast Retailing Co. Ltd.(b)(c)	355,228
2,344	FUJIFILM Holdings Corp.(b)	43,804
497	Hamamatsu Photonics KK(b)	17,330
4,051	Hankyu Hanshin Holdings, Inc.(b)	19,632
5,138	Hanwa Co. Ltd.(b)	18,976
2,259	Hitachi Construction Machinery Co. Ltd.(b)	43,342
3,625	Honda Motor Co. Ltd.(b)(c)	115,232
183	Idemitsu Kosan Co. Ltd.(b)	16,546
1,313	Ito En Ltd.(b)	22,208
3,324	ITOCHU Corp.(b)	36,357
2,002	JGC Corp.(b)	54,848
3,091	Kamigumi Co. Ltd.(b)	23,989
4,504	Kaneka Corp.(b)	24,779
2,221	Kao Corp.(b)	57,369
17	KDDI Corp.(b)(c)	104,970

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Gateway International Fund – (continued)

Shares	Description	Value (†)

	Japan — continued
2,204	Keikyu Corp.(b)	$19,254
3,324	Kokuyo Co. Ltd.(b)	22,865
2,065	Komatsu Ltd.(b)	49,291
1,826	Konami Corp.(b)	38,428
2,985	Kuraray Co. Ltd.(b)	37,937
853	Kurita Water Industries Ltd.(b)	18,679
1,742	Kyocera Corp.(b)(c)	143,641
315	Lawson, Inc.(b)	22,067
589	Mabuchi Motor Co. Ltd.(b)	22,676
832	MISUMI Group, Inc.(b)	18,017
2,521	Mitsubishi Corp.(b)	49,192
2,697	Mitsubishi Estate Co. Ltd.(b)	41,797
3,256	Mitsubishi Logistics Corp.(b)	32,032
454	Mitsubishi UFJ Lease & Finance Co. Ltd.(b)	16,997
2,939	Mitsui & Co. Ltd.(b)	41,308
2,716	Mitsui Fudosan Co. Ltd.(b)	45,131
2,557	Mitsumi Electric Co. Ltd.(b)(d)	17,198
1,652	Nagase & Co. Ltd.(b)	19,226
9,859	Nagoya Railroad Co. Ltd.(b)	26,043
2,571	NGK Insulators Ltd.(b)	26,663
1,934	Nikon Corp.(b)	53,618
3,349	Nippon Electric Glass Co. Ltd.(b)	20,839
20	NTT Data Corp.(b)	57,350
1,854	Olympus Corp.(b)(d)	29,697
261	ORIX Corp.(b)	22,519
5,076	Pacific Metals Co. Ltd.(b)	20,430
792	Ricoh Leasing Co. Ltd.(b)	18,114
2,026	Secom Co. Ltd.(b)	89,448
2,873	Seino Holdings Corp.(b)	18,683
2,242	Seven & I Holdings Co. Ltd.(b)	67,413
1,946	Shin-Etsu Chemical Co. Ltd.(b)(c)	99,771
2,678	Shiseido Co. Ltd.(b)	42,099
4,958	Softbank Corp.(b)(c)	154,784
2,387	Sony Corp.(b)	31,629
3,388	Sumitomo Corp.(b)	45,423
3,649	Sumitomo Metal Mining Co. Ltd.(b)	41,103
2,322	Sumitomo Realty & Development Co. Ltd.(b)	48,597
2,549	Suzuki Motor Corp.(b)	52,831
4,049	Taiyo Nippon Sanso Corp.(b)	24,441
2,502	Taiyo Yuden Co. Ltd.(b)	21,985
2,080	Takeda Pharmaceutical Co. Ltd.(b)	86,933
1,727	TDK Corp.(b)	74,376
1,951	Terumo Corp.(b)	70,072
1,657	Tokio Marine Holdings, Inc.(b)	35,975
1,765	Tokyo Electron Ltd.(b)(c)	79,404
5,999	Toyo Ink SC Holdings Co. Ltd.(b)	20,331
2,977	Toyo Seikan Kaisha Ltd.(b)	33,618
755	Toyo Suisan Kaisha Ltd.(b)	19,313
861	Toyota Industries Corp.(b)	22,698
2,007	Toyota Motor Corp.(b)	77,129
2,845	Toyota Tsusho Corp.(b)	52,392
1,862	Trend Micro, Inc.(b)	50,942
3,239	Yamaha Corp.(b)	27,659

		4,190,255

	Switzerland — 7.9%
527	Actelion Ltd., (Registered)(b)(d)	19,977
227	Aryzta AG(b)(d)	10,247
555	Baloise Holding AG, (Registered)(b)	34,378
161	Bank Sarasin & Cie AG, (Registered), Class B(b)(d)	4,312
985	Clariant AG, (Registered)(b)(d)	10,111
113	Dufry AG, (Registered)(b)(d)	12,849
1,177	EFG International AG(b)(d)	8,338
87	EFG International Zuerich, (Rights)(d)	—
1,349	GAM Holding AG(b)(d)	14,239
Shares	Description	Value (†)

	Switzerland — continued
250	Gategroup Holding AG(b)(d)	$6,286
194	Geberit AG, (Registered)(b)(d)	37,738
910	Julius Baer Group Ltd.(b)(d)	28,746
240	Kuehne & Nagel International AG, (Registered)(b)	25,587
930	Logitech International S.A., (Registered)(b)(d)	9,505
194	Lonza Group AG, (Registered)(b)(d)	6,919
475	Meyer Burger Technology AG(b)(d)	7,521
7,229	Nestle S.A., (Registered)(c)	410,206
523	Nobel Biocare Holding AG, (Registered)(b)(d)	5,529
5,707	Novartis AG, (Registered)(c)	297,322
1,323	OC Oerlikon Corp. AG, (Registered)(b)(d)	11,094
1,522	Roche Holding AG(b)	238,193
264	Schindler Holding AG(b)	29,297
1,436	Schmolz & Bickenbach AG, (Registered)(b)(d)	7,353
64	Sonova Holding AG, (Registered)(b)(d)	6,024
174	Sulzer AG, (Registered)(b)	20,858
739	Swatch Group AG (The), (Registered)(b)	49,337
242	Swiss Life Holding AG, (Registered)(b)(d)	19,483
219	Swiss Prime Site AG, (Registered)(b)(d)	17,475
440	Temenos Group AG, (Registered)(b)(d)	7,100
906	Transocean Ltd.(b)	36,677
9,533	UBS AG, (Registered)(b)(d)	108,245

		1,500,946

	United Kingdom — 22.5%
2,056	African Barrick Gold PLC(b)	10,451
3,279	Anglo American PLC(b)	99,944
3,338	AstraZeneca PLC(b)	134,839
1,777	Babcock International Group PLC(b)	23,336
4,451	Balfour Beatty PLC(b)	18,725
21,931	Barclays PLC(b)	60,170
903	Berkeley Group Holdings PLC(b)(d)	17,433
7,850	BG Group PLC(b)	151,278
5,391	BHP Billiton PLC(b)	141,270
41,154	BP PLC(b)(c)	250,175
4,642	British American Tobacco PLC(b)(c)	219,406
23,402	BT Group PLC(b)	74,451
2,304	Bunzl PLC(b)	36,384
5,802	Capital & Counties Properties PLC(b)	17,335
3,475	Catlin Group Ltd.(b)	21,529
1,583	Close Brothers Group PLC(b)	16,880
750	Croda International PLC(b)	25,981
755	Derwent London PLC(b)	20,357
6,445	Diageo PLC(b)	153,560
2,833	Ferrexpo PLC(b)	8,670
11,436	GlaxoSmithKline PLC(b)(c)	253,411
3,847	Great Portland Estates PLC(b)	22,444
2,851	Greene King PLC(b)	21,557
4,456	Halma PLC(b)	26,921
11,656	Hays PLC(b)	13,090
3,691	Hiscox Ltd.(b)	22,547
40,440	HSBC Holdings PLC(b)(c)	318,981
2,343	IG Group Holdings PLC(b)	15,680
3,601	Inchcape PLC(b)	17,490
4,943	Intermediate Capital Group PLC(b)	18,882
3,338	Invensys PLC(b)	11,323
1,619	Jardine Lloyd Thompson Group PLC(b)	17,069
1,511	John Wood Group PLC(b)	16,395
7,073	Ladbrokes PLC(b)	18,539
13,420	Marston’s PLC(b)	20,416
5,234	Meggitt PLC(b)	30,575
3,353	Melrose PLC(b)	22,027
9,928	National Grid PLC(b)	99,575
2,346	Pennon Group PLC(b)	26,530
1,987	Petropavlovsk PLC(b)	11,267

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Gateway International Fund – (continued)

Shares	Description	Value (†)

	United Kingdom — continued
8,818	Prudential PLC(b)	$92,567
1,958	Reckitt Benckiser Group PLC(b)	104,194
12,926	Rentokil Initial PLC(b)	15,038
3,573	Restaurant Group PLC(b)	15,446
3,341	Rio Tinto PLC(b)(c)	143,741
494	Rotork PLC(b)	15,494
13,820	Royal Dutch Shell PLC, A Shares(b)(c)	429,564
3,117	SABMiller PLC(b)	115,198
2,713	Shaftesbury PLC(b)	21,172
671	Spirax-Sarco Engineering PLC(b)	21,438
6,273	Standard Chartered PLC(b)	127,016
1,411	Telecity Group PLC(b)(d)	17,850
19,912	Tesco PLC(b)	92,927
477	Ultra Electronics Holdings PLC(b)	12,275
3,532	Unilever PLC(b)	111,140
109,630	Vodafone Group PLC(b)	292,381
2,500	WH Smith PLC(b)	18,589
5,645	WPP PLC(b)	67,584
5,465	Xstrata PLC(b)	78,066

		4,298,573

	Total Common Stocks (Identified Cost $20,529,217)	17,738,172

Contracts
Purchased Options — 1.0%
	Index Options — 1.0%
87	On Euro STOXX 50 Index, Put expiring June 15, 2012 at 2000	18,918
47	On Euro STOXX 50 Index, Put expiring June 15, 2012 at 2050	16,751
39	On Euro STOXX 50 Index, Put expiring July 20, 2012 at 1850	14,708
39	On Euro STOXX 50 Index, Put expiring July 20, 2012 at 1950	23,519
24	On FTSE 100 Index, Put expiring June 15, 2012 at 4900	5,867
12	On FTSE 100 Index, Put expiring July 20, 2012 at 4600	8,141
15	On FTSE 100 Index, Put expiring July 20, 2012 at 4700	12,326
2	On Hang Seng Index, OTC Put expiring July 30, 2012 at 17000(e)	4,089
2	On Hang Seng Index, OTC Put expiring July 30, 2012 at 17400(e)	5,184
5	On Nikkei 225 Index, Put expiring July 13, 2012 at 7500	3,244
10	On Nikkei 225 Index, Put expiring July 13, 2012 at 7750	9,363
9	On Nikkei 225 Index, Put expiring July 13, 2012 at 8250	19,267
8	On Nikkei 225 Index, Put expiring August 10, 2012 at 7500	9,210
6	On Nikkei 225 Index, Put expiring August 10, 2012 at 8000	12,755
9	On S&P ASX 200 Index, OTC Put expiring June 21, 2012 at 3700(e)	1,022
9	On S&P ASX 200 Index, OTC Put expiring June 21, 2012 at 3900(e)	2,663
9	On S&P ASX 200 Index, OTC Put expiring July 19, 2012 at 3800(e)	4,334
10	On S&P ASX 200 Index, OTC Put expiring July 19, 2012 at 3950(e)	7,993

	Index Options — continued
2	On S&P ASX 200 Index, OTC Put expiring August 16, 2012 at 3700(e)	$1,130
6	On Swiss Market Index, Put expiring June 15, 2012 at 5400	415
6	On Swiss Market Index, Put expiring June 15, 2012 at 5600	1,052
6	On Swiss Market Index, Put expiring July 20, 2012 at 5400	2,893
6	On Swiss Market Index, Put expiring July 20, 2012 at 5500	3,798

	Total Purchased Options (Identified Cost $204,122)	188,642

Principal Amount
Short-Term Investments — 3.5%
$665,901	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/2012 at 0.000% to be repurchased at $665,901 on 6/01/2012 collateralized by $665,000 U.S. Treasury Note, 1.250% due 10/31/2015 valued at $683,520 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $665,901)	665,901

	Total Investments — 97.3% (Identified Cost $21,399,240)(a)	18,592,715
	Other assets less liabilities — 2.7%	515,430

	Net Assets — 100.0%	$19,108,145

Contracts
Written Options — (1.5%)
	Index Options — (1.5%)
39	On Euro STOXX 50 Index, OTC Call expiring June 15, 2012 at 2100(e)	$(27,903)
49	On Euro STOXX 50 Index, OTC Call expiring June 15, 2012 at 2150(e)	(19,136)
39	On Euro STOXX 50 Index, OTC Call expiring June 15, 2012 at 2250(e)	(3,587)
38	On Euro STOXX 50 Index, OTC Call expiring July 20, 2012 at 2150(e)	(34,616)
47	On Euro STOXX 50 Index, OTC Call expiring July 20, 2012 at 2200(e)	(30,528)
12	On FTSE 100 Index, OTC Call expiring June 15, 2012 at 5300(e)	(18,232)
15	On FTSE 100 Index, OTC Call expiring June 15, 2012 at 5500(e)	(4,933)
12	On FTSE 100 Index, OTC Call expiring July 20, 2012 at 5300(e)	(35,385)
12	On FTSE 100 Index, OTC Call expiring July 20, 2012 at 5350(e)	(29,658)
2	On Hang Seng Index, OTC Call expiring June 28, 2012 at 19000(e)	(3,772)
2	On Hang Seng Index, OTC Call expiring July 30, 2012 at 19200(e)	(5,424)
11	On Nikkei 225 Index, OTC Call expiring June 08, 2012 at 8750(e)	(3,297)
12	On Nikkei 225 Index, OTC Call expiring July 13, 2012 at 8750(e)	(22,198)
5	On Nikkei 225 Index, OTC Call expiring July 13, 2012 at 9000(e)	(4,781)
10	On Nikkei 225 Index, OTC Call expiring July 13, 2012 at 9250(e)	(4,178)

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Gateway International Fund – (continued)

Contracts	Description	Value (†)

	Index Options — continued
6	On S&P ASX 200 Index, OTC Call expiring June 21, 2012 at 4050(e)	$(4,983)
5	On S&P ASX 200 Index, OTC Call expiring June 21, 2012 at 4150(e)	(1,794)
9	On S&P ASX 200 Index, OTC Call expiring June 21, 2012 at 4300(e)	(668)
9	On S&P ASX 200 Index, OTC Call expiring July 19, 2012 at 4150(e)	(6,860)
10	On S&P ASX 200 Index, OTC Call expiring July 19, 2012 at 4300(e)	(2,777)
6	On Swiss Market Index, OTC Call expiring June 15, 2012 at 5850(e)	(5,135)
6	On Swiss Market Index, OTC Call expiring June 15, 2012 at 5900(e)	(3,640)
6	On Swiss Market Index, OTC Call expiring June 15, 2012 at 6100(e)	(595)
6	On Swiss Market Index, OTC Call expiring July 20, 2012 at 5850(e)	(10,033)

	Total Written Options (Premiums Received $513,993)	$(284,113)

(†)	See Note 2 of Notes to Financial Statements.
*	Common stocks are grouped by geographical regions that correspond to the markets underlying each of the indices on which the Fund writes call options and buys put options.
(a)	Federal Tax Information:
	At May 31, 2012, the net unrealized depreciation on investments based on a cost of $21,399,240 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$40,410
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,846,935)

	Net unrealized depreciation	$(2,806,525)

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under outstanding call options.
(c)	All or a portion of this security has been pledged as collateral for outstanding call options.
(d)	Non-income producing security.
(e)	Counterparty is UBS AG.

OTC	Over-the-Counter

Industry Summary at May 31, 2012 (Unaudited)

Commercial Banks	10.1%
Pharmaceuticals	9.2
Oil, Gas & Consumable Fuels	8.7
Food Products	5.2
Metals & Mining	5.0
Chemicals	3.4
Insurance	3.3
Automobiles	3.2
Wireless Telecommunication Services	3.2
Machinery	3.1
Diversified Telecommunication Services	2.6
Beverages	2.1
Specialty Retail	2.1
Other Investments, less than 2% each	32.6
Short-Term Investments	3.5

Total Investments	97.3
Other assets less liabilities (including open written options)	2.7

Net Assets	100.0%

Country of Risk Summary at May 31, 2012 (Unaudited)

Japan	21.9%
United Kingdom	19.5
Germany	10.4
France	10.0
Australia	8.3
Switzerland	7.7
Netherlands	4.4
Spain	3.3
Italy	3.1
Other Investments, less than 2% each	5.2
Short-Term Investments	3.5

Total Investments	97.3
Other assets less liabilities (including open written options)	2.7

Net Assets	100.0%

Currency Exposure Summary at May 31, 2012 (Unaudited)

Euro	29.8%
British Pound	22.7
Japanese Yen	22.3
Australian Dollar	8.3
Swiss Franc	7.9
United States Dollar	3.5
Hong Kong Dollar	2.8

Total Investments	97.3
Other assets less liabilities (including open written options)	2.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Loomis Sayles Capital Income Fund

Shares	Description	Value (†)

Common Stocks — 78.0% of Net Assets
	Aerospace & Defense — 3.1%
3,983	Honeywell International, Inc.	$221,694
4,782	Northrop Grumman Corp.	280,942

		502,636

	Beverages — 3.7%
11,531	Coca-Cola Enterprises, Inc.	315,488
4,219	PepsiCo, Inc.	286,259

		601,747

	Capital Markets — 3.7%
9,974	Bank of New York Mellon Corp. (The)	203,071
1,188	BlackRock, Inc.	202,910
9,058	Federated Investors, Inc., Class B	181,975

		587,956

	Commercial Banks — 1.5%
4,038	PNC Financial Services Group, Inc.	248,014

	Communications Equipment — 1.8%
6,009	Motorola Solutions, Inc.	288,913

	Computers & Peripherals — 1.1%
314	Apple, Inc.(b)	181,407

	Construction Materials — 1.4%
3,305	Martin Marietta Materials, Inc.	222,988

	Diversified Consumer Services — 1.6%
16,794	H&R Block, Inc.	256,444

	Diversified Financial Services — 1.6%
7,739	JPMorgan Chase & Co.	256,548

	Diversified Telecommunication Services — 3.8%
5,857	AT&T, Inc.	200,134
6,996	CenturyLink, Inc.	274,383
3,221	Verizon Communications, Inc.	134,122

		608,639

	Electric Utilities — 3.3%
5,530	FirstEnergy Corp.	258,749
10,220	PPL Corp.	279,721

		538,470

	Energy Equipment & Services — 2.2%
3,895	Diamond Offshore Drilling, Inc.	226,611
3,233	Transocean Ltd.	132,004

		358,615

	Food & Staples Retailing — 1.6%
8,277	Walgreen Co.	252,614

	Food Products — 2.2%
16,569	Sara Lee Corp.	346,292

	Gas Utilities — 1.9%
6,906	National Fuel Gas Co.	298,547

	Health Care Equipment & Supplies — 1.6%
4,986	Baxter International, Inc.	252,391

	Household Durables — 1.1%
8,686	Leggett & Platt, Inc.	180,582

	Industrial Conglomerates — 1.8%
15,526	General Electric Co.	296,391

	Insurance — 2.9%
7,716	MetLife, Inc.	225,384
3,757	Travelers Cos., Inc. (The)	234,775

		460,159

Shares	Description	Value (†)

	Machinery — 2.6%
5,927	Eaton Corp.	$252,846
2,495	Stanley Black & Decker, Inc.	165,294

		418,140

	Media — 3.3%
9,264	Comcast Corp., Class A	267,822
5,447	Viacom, Inc., Class B	259,986

		527,808

	Multiline Retail — 1.3%
4,451	Kohl’s Corp.	203,945

	Oil, Gas & Consumable Fuels — 6.1%
2,384	Chevron Corp.	234,371
4,621	ExxonMobil Corp.	363,349
6,388	Regency Energy Partners L.P.	137,470
5,774	Total S.A., Sponsored ADR	248,686

		983,876

	Pharmaceuticals — 8.7%
8,264	Bristol-Myers Squibb Co.	275,522
5,034	GlaxoSmithKline PLC, Sponsored ADR	222,050
8,416	Merck & Co., Inc.	316,273
14,673	Pfizer, Inc.	320,898
7,499	Sanofi, ADR	255,191

		1,389,934

	REITs — Diversified — 1.5%
11,857	Weyerhaeuser Co.	236,073

	REITs — Warehouse/Industrials — 1.5%
7,315	ProLogis, Inc.	233,934

	Road & Rail — 2.2%
5,479	Norfolk Southern Corp.	358,984

	Semiconductors & Semiconductor Equipment — 1.5%
8,606	Texas Instruments, Inc.	245,099

	Software — 1.8%
9,665	Microsoft Corp.	282,121

	Specialty Retail — 1.4%
11,757	American Eagle Outfitters, Inc.	227,028

	Thrifts & Mortgage Finance — 1.1%
15,053	People’s United Financial, Inc.	175,067

	Tobacco — 1.4%
1,842	Lorillard, Inc.	227,671

	Wireless Telecommunication Services — 1.7%
10,290	Vodafone Group PLC, Sponsored ADR	275,669

	Total Common Stocks (Identified Cost $13,223,870)	12,524,702

Principal Amount (‡)
Bonds and Notes — 18.0%
Non-Convertible Bonds —17.4%
	Banking — 3.6%
$300,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter),
	7.195%, 6/29/2049, 144A	243,750
100,000	Morgan Stanley,
	8.000%, 5/09/2017, (AUD)	102,378
280,000	Royal Bank of Scotland Group PLC,
	4.700%, 7/03/2018	235,348

		581,476

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Loomis Sayles Capital Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Brokerage — 0.8%
$125,000	Jefferies Group, Inc., 6.875%, 4/15/2021	$120,625

	Electric — 2.2%
400,000	EDP Finance BV,
	6.000%, 2/02/2018, 144A	352,152

	Government Sponsored — 1.3%
240,000	Eksportfinans ASA,
	2.000%, 9/15/2015	215,507

	Healthcare — 0.7%
125,000	HCA, Inc.,
	7.500%, 12/15/2023	118,750

	Home Construction — 1.6%
300,000	Beazer Homes USA, Inc.,
	9.125%, 6/15/2018	250,500

	Media Non-Cable — 0.9%
150,000	R.R. Donnelley & Sons Co.,
	8.250%, 3/15/2019	142,875

	Non-Captive Consumer — 1.3%
250,000	SLM Corp., Series A, MTN,
	5.625%, 8/01/2033	201,250

	Retailers — 0.6%
125,000	J.C. Penney Corp., Inc.,
	6.375%, 10/15/2036	96,562

	Supermarket — 1.9%
400,000	New Albertson’s, Inc.,
	8.000%, 5/01/2031	307,000

	Wirelines — 2.5%
100,000	Level 3 Financing, Inc.,
	8.125%, 7/01/2019	100,000
400,000	Telecom Italia Capital S.A.,
	6.000%, 9/30/2034	308,000

		408,000

	Total Non-Convertible Bonds (Identified Cost $2,908,429)	2,794,697

Convertible Bonds — 0.6%
	Independent Energy — 0.6%
100,000	Chesapeake Energy Corp., 2.750%, 11/15/2035
	(Identified Cost $90,615)	88,375

	Total Bonds and Notes (Identified Cost $2,999,044)	2,883,072

Shares
Preferred Stocks — 0.6%
	Banking — 0.6%
4,050	Citigroup Capital XII, (fixed rate to 3/30/2015, variable rate thereafter),
	8.500%
	(Identified Cost $104,004)	104,490

Short-Term Investments — 8.1%
$1,297,172	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/2012 at 0.000% to be repurchased at $1,297,172 on 6/01/2012 collateralized by $1,165,000 Federal Home Loan Mortgage Corp., 4.750% due 11/17/2015 valued at $1,326,644 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,297,172)	1,297,172

	Total Investments — 104.7%
	(Identified Cost $17,624,090)(a)	16,809,436
	Other assets less liabilities — (4.7)%	(760,118)

	Net Assets — 100.0%	$16,049,318

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amortization of premium on debt securities is excluded for tax purposes.):
At May 31, 2012, the net unrealized depreciation on investments based on a cost of $17,624,109 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$115,974
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(930,647)

	Net unrealized depreciation	$(814,673)

(b)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of Rule 144A holdings amounted to $595,902 or 3.7% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar

Industry Summary at May 31, 2012 (Unaudited)

Pharmaceuticals	8.7%
Oil, Gas & Consumable Fuels	6.1
Banking	4.2
Diversified Telecommunication Services	3.8
Beverages	3.7
Capital Markets	3.7
Electric Utilities	3.3
Media	3.3
Aerospace & Defense	3.1
Insurance	2.9
Machinery	2.6
Wirelines	2.5
Road & Rail	2.2
Energy Equipment & Services	2.2
Electric	2.2
Food Products	2.2
Other Investments, less than 2% each	39.9
Short-Term Investments	8.1

Total Investments	104.7
Other assets less liabilities	(4.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)

Senior Loans — 83.9% of Net Assets
	Aerospace & Defense — 1.7%
$450,000	Camp Systems International, Inc., New 2nd Lien Term Loan, 11/30/2019(b)	$449,437
200,000	PRV Aerospace LLC, Term Loan B, 5/10/2018(b)	199,000
237,350	Wyle Services Corporation, Term Loan B, 5.000%, 3/27/2017(c)	234,383

		882,820

	Automotive — 3.7%
145,825	August LuxUK Holding Company S.A.R.L., Luxco Term Loan, 6.250%, 4/27/2018(c)	146,189
112,175	August U.S. Holding Company, Inc., Term Loan B, 6.250%, 4/27/2018(c)	112,456
289,312	Diversified Machine, Inc., Term Loan B, 9.250%, 12/01/2016(c)	284,611
373,000	Grede LLC, Term Loan B, 7.000%, 4/03/2017(c)	368,338
364,734	HHI Holdings LLC, New Term Loan B, 7.002%, 3/21/2017(d)	363,366
199,000	Stackpole Powertrain International USA LLC, Term Loan B, 7.500%, 8/02/2017(c)	197,756
478,872	TI Automotive Limited, New Term Loan, 6.750%, 3/14/2018(c)	473,686

		1,946,402

	Banking — 1.3%
590,972	Clarke American Corp., Term Loan B, 6/30/2014(b)	537,294
154,613	US FT Holdco, Inc., Term Loan B, 7.500%, 11/30/2017(c)	153,968

		691,262

	Building Materials — 0.9%
198,492	CPG International, Inc., New Term Loan B, 6.000%, 2/18/2017(c)	191,049
252,000	Roofing Supply Group LLC, Term Loan, 5/24/2019(b)	251,370

		442,419

	Chemicals — 5.8%
412,311	Ascend Performance Materials LLC, Term Loan B, 6.750%, 4/10/2018(c)	400,630
169,864	AZ Chem US, Inc., Recap Term Loan, 7.250%, 12/22/2017(c)	170,217
340,000	Emerald Performance Materials LLC, Term Loan B, 7.750%, 5/18/2018(c)	336,600
342,000	Ineos US Finance LLC, 6 year Term Loan, 5/04/2018(b)	334,975
347,368	Nexeo Solutions LLC, Term Loan B, 5.023%, 9/08/2017(d)	338,250
407,830	PetroLogistics L.P., Term Loan B, 7.000%, 3/23/2017(c)	402,732
425,000	PQ Corporation, 2nd Lien Term Loan, 6.739%, 7/30/2015(c)	398,370
441,000	Taminco Global Chemical Corporation, Term Loan B1, 5.250%, 2/15/2019(c)	439,126
230,730	Univar, Inc., Term Loan B, 5.000%, 6/30/2017(c)	224,212

		3,045,112

	Consumer Cyclical Services — 3.9%
$450,000	AlixPartners LLP, 2nd Lien Term Loan, 11/29/2019(b)	$438,750
297,413	Catalina Marketing Corporation, Extended Term Loan B, 5.739%, 9/29/2017(c)	285,517
130,345	Go Daddy Operating Company LLC, New Term Loan, 5.500%, 12/17/2018(c)	127,901
250,000	Language Line LLC, 2nd Lien Term Loan, 10.500%, 12/20/2016(c)	245,938
111,000	Monitronics International, Inc., Term Loan B, 5.500%, 3/16/2018(c)	109,751
447,750	SourceHov LLC, 1st Lien Term Loan, 6.625%, 4/28/2017(c)	425,922
271,693	SRA International, Inc., Term Loan B, 6.500%, 7/20/2018(c)	264,900
160,000	Sterling Infosystems, Inc., Term Loan A, 7.269%, 2/01/2018(d)	158,000

		2,056,679

	Consumer Products — 2.0%
300,000	Advantage Sales & Marketing, Inc., 2nd Lien Term Loan, 9.250%, 6/18/2018(c)	298,500
58,400	Freedom Group, Inc., Term Loan, 5.500%, 4/12/2019(c)	58,181
282,000	HMK Intermediate Holdings LLC, Term Loan, 7.250%, 3/29/2019(c)	281,648
400,000	SRAM LLC, 2nd Lien Term Loan, 8.500%, 12/07/2018(c)	400,000

		1,038,329

	Diversified Manufacturing — 1.4%
400,000	Douglas Dynamics Holdings, Inc., New Term Loan, 5.750%, 4/18/2018(c)	393,332
346,658	Edwards (Cayman Islands II) Limited, Extended 1st Lien Term Loan, 5.500%, 5/31/2016(c)	342,976

		736,308

	Electric — 0.5%
235,290	Mirion Technologies, Inc., 1st Lien Term Loan, 6.250%, 3/30/2018(c)	233,525

	Entertainment — 0.9%
248,116	Clubcorp Club Operations, Inc., Term Loan B, 6.000%, 11/30/2016(c)	248,942
210,000	EMI Music Publishing Limited, Term Loan B, 11/14/2017(b)	208,687

		457,629

	Financial Other — 2.0%
260,000	Hamilton Lane Advisors LLC, Term Loan, 6.500%, 2/28/2018(c)	258,700
352,916	Harbourvest Partners LLC, Term Loan B, 6.250%, 12/16/2016(c)	352,916
435,000	Nuveen Investments, Inc., New 2nd Lien Term Loan, 8.250%, 2/28/2019(c)	437,584

		1,049,200

	Food & Beverage — 2.0%
459,000	DS Waters Enterprises, L.P., 1st Lien Term Loan, 10.500%, 8/29/2017(c)	460,721
199,500	Milk Specialties Company, Term Loan B, 8.500%, 12/23/2017(c)	197,505
400,000	Wm. Bolthouse Farms, Inc., New 2nd Lien Term Loan, 9.500%, 8/11/2016(c)	400,600

		1,058,826

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)

	Gaming — 0.5%
$269,000	Tropicana Entertainment, Inc., Term Loan B, 7.500%, 3/16/2018(c)	$265,301

	Healthcare — 9.1%
90,000	AMN Healthcare, Inc., New Term Loan B, 6.500%, 4/05/2018(c)	90,338
299,126	ATI Physical Therapy, Term Loan, 7.500%, 3/11/2016(c)	292,643
352,000	Bausch & Lomb, Inc., Term Loan B, 5/17/2019(b)	345,650
389,147	Convatec, Inc., Term Loan, 5.750%, 12/22/2016(c)	386,131
466,000	DJO Finance LLC, Term Loan B3, 6.250%, 9/15/2017(c)	460,371
297,583	Education Management LLC, Extended Term Loan C2, 4.500%, 6/01/2016(c)	262,617
299,250	National Healing Corporation, 1st Lien Term Loan, 8.250%, 11/30/2017(c)	296,258
180,000	Physiotherapy Associates Holdings, Inc., 1st Lien Term Loan, 6.000%, 4/30/2018(c)	178,799
350,000	PLATO Learning, Inc., 2nd Lien Term Loan, 11.250%, 5/09/2019(c)	344,750
400,000	Press Ganey Associates, Inc., 2nd Lien Term Loan, 8.250%, 10/18/2018(c)	401,000
400,000	Sheridan Holdings, Inc., 2nd Lien Term Loan, 5.989%, 6/15/2015(c)	387,500
297,750	Surgical Care Affiliates, Inc., Incremental Term Loan B, 5.500%, 6/29/2018(c)	290,803
295,000	United Surgical Partners International, Inc., Incremental Term Loan, 6.000%, 4/03/2019(c)	292,050
397,000	Valitas Health Services, Inc., Term Loan B, 5.750%, 6/02/2017(c)	389,060
337,000	Wolverine Healthcare, Term Loan B, 6/06/2019(b)	331,524

		4,749,494

	Industrial Other — 3.8%
454,000	Brickman Group Holdings, Inc., New Term Loan B, 10/14/2016(b)	452,865
522,000	Generac Power Systems, Inc., New Term Loan B, 5/22/2018(b)	516,127
300,000	Hupah Finance, Inc., Term Loan B, 6.250%, 1/21/2019(c)	300,939
300,000	ON Assignment, Inc., Term Loan B, 5/15/2019(b)	296,625
91,500	Schaeffler AG, USD Term Loan C2, 6.000%, 1/27/2017(c)	91,043
299,250	Unifrax Corporation, New Term Loan, 6.500%, 11/28/2018(c)	301,246

		1,958,845

	Media Cable — 0.5%
272,750	Crown Media Holdings, Inc., Term Loan B, 5.750%, 7/14/2018(c)	272,409

	Media Non-Cable — 4.8%
398,792	Cumulus Media, Inc., First Lien Term Loan, 5.750%, 9/17/2018(c)	395,678
887,034	Dex Media West LLC, New Term Loan, 7.250%, 10/24/2014(c)	542,865
114,400	Entercom Radio LLC, Term Loan B, 6.250%, 11/23/2018(c)	114,209
300,000	Hubbard Radio LLC, 2nd Lien Term Loan, 8.750%, 4/30/2018(c)	300,501

	Media Non-Cable — continued
$1,005,030	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(c)	$571,862
650,000	Univision Communications, Inc., Extended Term Loan, 4.489%, 3/31/2017(c)	595,647

		2,520,762

	Metals & Mining — 3.9%
639,000	Arch Coal, Inc., Term Loan B, 5.750%, 5/16/2018(c)	619,830
300,000	Fairmount Minerals Ltd., New Term Loan B, 5.250%, 3/15/2017(c)	294,750
130,000	Noranda Aluminum Acquisition Corporation, New Term Loan B, 5.750%, 2/24/2019(c)	130,055
19,286	Phoenix Services LLC, Delayed Draw Term Loan, 9.000%, 9/29/2017(c)	19,286
199,290	Phoenix Services LLC, Term Loan B, 9.000%, 9/29/2017(c)	199,290
473,813	Preferred Sands Holding Company LLC, Term Loan B, 7.500%, 12/15/2016(c)	461,967
302,000	Tube City IMS Corporation, Term Loan, 5.750%, 3/20/2019(c)	301,245

		2,026,423

	Non-Captive Diversified — 0.8%
434,000	Flying Fortress, Inc., 1st Lien Term Loan, 5.000%, 6/30/2017(c)	432,915

	Oil Field Services — 0.6%
144,770	Utex Industries, Inc., New Term Loan B, 7.750%, 12/15/2016(c)	143,504
191,153	Utex Industries, Inc., Term Loan B, 7.010%, 12/15/2016(d)	189,480

		332,984

	Packaging — 1.1%
341,109	Husky Injection Molding Systems Ltd., Senior Debt B, 6.500%, 6/29/2018(c)	338,550
225,000	TricorBraun, Inc., New Term Loan B, 5.500%, 5/03/2018(c)	224,550

		563,100

	Paper — 1.3%
250,000	Hoffmaster Group, Inc., 2nd Lien Term Loan, 11.000%, 1/03/2019(c)	250,000
400,000	NewPage Corporation, DIP Term Loan, 8.000%, 3/07/2013(c)	403,168

		653,168

	Pharmaceuticals — 3.0%
322,873	Inc Research, Inc., Term Loan B, 7.000%, 7/12/2018(c)	319,645
297,750	inVentiv Health, Inc., Incremental Term Loan B3, 6.750%, 5/15/2018(c)	282,490
399,390	Pharmaceutical Product Development, Inc., Term Loan B, 6.250%, 12/05/2018(c)	399,461
595,500	Quintiles Transnational Corp., New Term Loan B, 5.000%, 6/08/2018(c)	586,383

		1,587,979

	Pipelines — 1.8%
482,000	Energy Transfer Equity, L.P., New Term Loan B, 3.750%, 3/21/2017(c)	467,940
470,000	NGPL PipeCo LLC, Term Loan B, 7.750%, 9/15/2017(c)	459,035

		926,975

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)

	Property & Casualty Insurance — 2.4%
$385,000	AmWINS Group, Inc., New 2nd Lien Term Loan, 12/06/2019(b)	$377,300
400,000	Applied Systems, Inc., 2nd Lien Term Loan, 9.250%, 6/08/2017(c)	397,332
496,233	Vertafore, Inc., Term Loan, 5.250%, 7/29/2016(c)	491,271

		1,265,903

	Restaurants — 0.9%
415,000	Landry’s, Inc., Term Loan B, 6.500%, 4/24/2018(c)	412,095
55,214	NPC International, Inc., Term Loan B, 5.250%, 12/28/2018(c)	55,076

		467,171

	Retailers — 2.6%
300,000	BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, 10.000%, 3/29/2019(c)	306,999
600,000	Harbor Freight Tools USA, Inc., Term Loan B, 11/14/2017(b)	594,300
450,000	RGIS Services LLC, Add on Term Loan, 10/18/2017(b)	446,625

		1,347,924

	Supermarkets — 1.1%
293,798	Acosta, Inc., Term Loan, 4.750%, 3/01/2018(c)	289,831
297,744	Sprouts Farmers Markets Holdings LLC, Term Loan, 6.000%, 4/18/2018(c)	293,651

		583,482

	Technology — 11.7%
282,748	Aspect Software, Inc., New Term Loan B, 6.250%, 5/06/2016(c)	280,568
200,000	Blackboard, Inc., 2nd Lien Term Loan, 11.500%, 4/04/2019(c)	184,250
279,700	Blackboard, Inc., Term Loan B, 7.500%, 10/04/2018(c)	266,590
329,886	Eastman Kodak Company, DIP Term Loan B, 8.500%, 7/19/2013(c)	329,784
540,000	EIG Investors Corp., New Term Loan B, 7.750%, 4/20/2018(c)	537,748
600,000	First Data Corporation, Extended Term Loan B, 4.239%, 3/23/2018(c)	542,034
400,000	Freescale Semiconductor, Inc., Extended Term Loan B, 4.489%, 12/01/2016(c)	374,832
150,000	Genesys Telecom Holdings, U.S., Inc., Term Loan B, 6.750%, 1/31/2019(c)	149,813
161,000	Hyland Software, Inc., New Term Loan B, 6.000%, 12/19/2016(c)	159,994
400,000	Kronos, Inc., 2nd Lien Tranche B1, 10.579%, 6/11/2018(c)	404,000
161,000	Lawson Software, Inc., Term Loan B, 6.250%, 4/05/2018(c)	160,684
434,000	Nxp B.V., Incremental Term Loan B, 5.250%, 3/19/2019(c)	424,595
209,475	Openlink International Intermediate, Inc., Initial Term Loan, 7.752%, 10/30/2017(d)	209,999
400,000	Rocket Software, Inc., 2nd Lien Term Loan, 10.250%, 2/08/2019(c)	398,668
386,000	Shield Finance Co. S.A.R.L, New Term Loan B, 5/03/2019(b)	378,763

	Technology — continued
$300,000	Ship US Bidco, Inc., New Term Loan B2A, 5.250%, 11/30/2017(c)	$299,625
74,812	Telx Group, Inc., Incremental Term Loan, 7.750%, 9/26/2017(c)	74,485
248,750	Telx Group, Inc., Term Loan B, 7.750%, 9/26/2017(c)	247,663
300,000	Wall Street Systems, Inc., 2nd Lien Term Loan, 9.000%, 6/20/2018(c)	297,000
400,000	Web.com Group, Inc., 2nd Lien Term Loan, 11.000%, 10/26/2018(c)	400,000

		6,121,095

	Transportation Services — 1.2%
357,000	Road Infrastucture Investment LLC, Term Loan B, 6.250%, 3/30/2018(c)	351,645
290,000	Wabash National Corporation, Term Loan B, 6.000%, 5/02/2019(c)	287,100

		638,745

	Utility Other — 0.6%
300,000	Sensus USA, Inc., 2nd Lien Term Loan, 8.500%, 5/09/2018(c)	297,000

	Wireless — 1.9%
600,000	Asurion LLC, New 2nd Lien Term Loan, 9.000%, 5/24/2019(c)	602,628
400,000	Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, 2/28/2017(c)	394,500

		997,128

	Wirelines — 4.2%
378,378	Covad Communications Group, Term Loan, 12.000%, 11/03/2015(c)	378,378
648,750	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(c)	541,369
500,000	Global Tel*Link Corporation, New Term Loan B, 6.000%, 12/14/2017(c)	497,500
396,992	Sidera Networks, Inc., Term Loan, 6.000%, 8/26/2016(c)	388,557
423,649	U.S. Telepacific Corporation, New Term Loan B, 5.750%, 2/23/2017(c)	398,759

		2,204,563

	Total Senior Loans (Identified Cost $43,484,358)	43,851,877

Bonds and Notes — 9.3%
	Airlines — 0.8%
400,000	Continental Airlines, Inc., 6.750%, 9/15/2015, 144A	403,000

	Chemicals — 0.8%
400,000	Momentive Performance Materials, Inc., 12.500%, 6/15/2014	419,000

	Entertainment — 0.6%
293,000	AMC Entertainment, Inc., 8.000%, 3/01/2014	293,732

	Food & Beverage — 0.5%
300,000	Chiquita Brands International, Inc., 7.500%, 11/01/2014	282,000

	Gaming — 0.6%
300,000	MGM Resorts International, 7.625%, 1/15/2017	303,375

	Healthcare — 1.0%
500,000	Alere, Inc., 9.000%, 5/15/2016	500,000

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of May 31, 2012 (Unaudited)

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)

	Media Non-Cable — 1.4%
$425,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	$363,375
400,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	393,000

		756,375

	Oil Field Services — 1.6%
400,000	Global Geophysical Services, Inc., 10.500%, 5/01/2017	390,000
400,000	McJunkin Red Man Corp., 9.500%, 12/15/2016	428,000

		818,000

	Property & Casualty Insurance — 0.5%
300,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 5/29/2049, 144A	284,133

	Technology — 0.8%
400,000	Lender Processing Services, Inc., 8.125%, 7/01/2016	416,000

	Wirelines — 0.7%
400,000	Integra Telecom Holdings, Inc., 10.750%, 4/15/2016, 144A	383,000

	Total Bonds and Notes (Identified Cost $4,858,151)	4,858,615

Short-Term Investments — 14.0%
526,462	Repurchase Agreement with State Street Bank and Trust Company, dated 5/31/2012 at 0.000% to be repurchased at $526,462 on 6/01/2012 collateralized by $433,100 U.S. Treasury Bond, 3.750% due 8/15/2041 valued at $535,954 including accrued interest (Note 2 of Notes to Financial Statements)	526,462
6,820,536	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/2012 at 0.000% to be repurchased at $6,820,536 on 6/01/2012 collateralized by $6,770,000 U.S. Treasury Note, 1.250% due 10/31/2015 valued at $6,958,545 including accrued interest (Note 2 of Notes to Financial Statements)	6,820,536

	Total Short-Term Investments (Identified Cost $7,346,998)	7,346,998

	Total Investments — 107.2% (Identified Cost $55,689,507)(a)	56,057,490
	Other assets less liabilities — (7.2)%	(3,764,215)

	Net Assets — 100.0%	$52,293,275

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At May 31, 2012, the net unrealized appreciation on investments based on a cost of $55,693,402 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$639,431
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(275,343)

	Net unrealized appreciation	$364,088

(b)	Position is unsettled. Contract rate was not determined at May 31, 2012 and does not take effect until settlement date.
(c)	Variable rate security. Rate as of May 31, 2012 is disclosed.
(d)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at May 31, 2012.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of Rule 144A holdings amounted to $1,070,133 or 2.0% of net assets.

Industry Summary at May 31, 2012 (Unaudited)

Technology	12.5%
Healthcare	10.1
Chemicals	6.6
Media Non-Cable	6.2
Wirelines	4.9
Consumer Cyclical Services	3.9
Metals & Mining	3.9
Industrial Other	3.8
Automotive	3.7
Pharmaceuticals	3.0
Property & Casualty Insurance	2.9
Retailers	2.6
Food & Beverage	2.5
Oil Field Services	2.2
Financial Other	2.0
Consumer Products	2.0
Other Investments, less than 2% each	20.4
Short-Term Investments	14.0

Total Investments	107.2
Other assets less liabilities	(7.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Consolidated* Statements of Assets and Liabilities

May 31, 2012 (Unaudited)

	ASG Growth Markets Fund	Gateway International Fund	Loomis Sayles Capital Income Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
ASSETS
Investments at cost	$23,487,436	$20,733,339	$16,326,918	$48,342,509
Repurchase agreement(s) at cost	113,144	665,901	1,297,172	7,346,998
Net unrealized appreciation (depreciation)	(561,343)	(2,806,525)	(814,654)	367,983

Investments at value	23,039,237	18,592,715	16,809,436	56,057,490
Cash	665,323	—	126,941	—
Due from brokers (including variation margin on futures contracts) (Note 2)	796,911	—	—	—
Foreign currency at value (identified cost $19,465, $658,744, $0 and $0)	19,074	647,587	—	—
Receivable for Fund shares sold	—	130,000	13,000	763,587
Receivable from investment adviser (Note 6)	5,993	20,344	10,113	5,329
Receivable for securities sold	2	262,620	—	1,676,800
Dividends and interest receivable	72,214	57,110	96,209	425,710
Unrealized appreciation on forward foreign currency contracts (Note 2)	504,231	—	—	—
Tax reclaims receivable	—	19,207	1,766	—
Unrealized appreciation on futures contracts (Note 2)	479,419	—	—	—

TOTAL ASSETS	25,582,404	19,729,583	17,057,465	58,928,916

LIABILITIES
Options written, at value (premiums received $0, $513,993, $0 and $0) (Note 2)	—	284,113	—	—
Payable for securities purchased	—	276,567	982,406	6,563,839
Payable for Fund shares redeemed	3,057	—	—	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	380,075	—	—	—
Unrealized depreciation on futures contracts (Note 2)	248,339	—	—	—
Deferred Trustees’ fees (Note 6)	5,381	2,041	2,026	6,091
Administrative fees payable (Note 6)	15,931	743	587	2,010
Payable to distributor (Note 6d)	2	1	6	49
Other accounts payable and accrued expenses	73,527	57,973	23,122	63,652

TOTAL LIABILITIES	726,312	621,438	1,008,147	6,635,641

NET ASSETS	$24,856,092	$19,108,145	$16,049,318	$52,293,275

NET ASSETS CONSIST OF:
Paid-in capital	$26,879,477	$20,736,275	$16,803,798	$50,843,992
Undistributed net investment income	24,000	218,115	72,239	189,796
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(1,854,438)	743,117	(12,058)	891,504
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	(192,947)	(2,589,362)	(814,661)	367,983

NET ASSETS	$24,856,092	$19,108,145	$16,049,318	$52,293,275

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$517,408	$38,239	$1,368,138	$6,124,880

Shares of beneficial interest	55,983	4,161	144,592	591,192

Net asset value and redemption price per share	$9.24	$9.19	$9.46	$10.36

Offering price per share (100/[100 – maximum sales charge] of net asset value) (Note 1)	$9.80	$9.75	$10.04	$10.74

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$36,400	$55,902	$59,599	$2,358,380

Shares of beneficial interest	3,949	6,085	6,311	227,945

Net asset value and offering price per share	$9.22	$9.19	$9.44	$10.35

Class Y shares:
Net assets	$24,302,284	$19,014,004	$14,621,581	$43,810,015

Shares of beneficial interest	2,626,945	2,066,911	1,545,395	4,228,421

Net asset value, offering and redemption price per share	$9.25	$9.20	$9.46	$10.36

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

31  |

Consolidated* Statements of Operations

For the Six Months Ended May 31, 2012 (Unaudited)

	ASG Growth Markets Fund	Gateway International Fund (a)	Loomis Sayles Capital Income Fund (a)	Loomis Sayles Senior Floating Rate and Fixed Income Fund
INVESTMENT INCOME
Interest	$5,854	$—	$31,503	$1,842,216
Dividends	232,627	283,208	65,242	—
Less net foreign taxes withheld	(19,604)	(28,431)	(1,766)	—

	218,877	254,777	94,979	1,842,216

Expenses
Management fees (Note 6)	156,766	24,973	14,270	136,196
Service and distribution fees (Note 6)	175	36	146	3,775
Administrative fees (Note 6)	34,807	1,506	1,077	10,348
Trustees’ and directors’ fees and expenses (Note 6)	16,490	4,078	4,029	9,669
Transfer agent fees and expenses (Note 6)	276	79	180	502
Audit and tax services fees	33,895	11,762	11,375	23,617
Custodian fees and expenses	68,218	32,069	3,801	62,335
Interest expense (Note 9)	3,323	—	—	—
Legal fees	2,345	72	377	606
Registration fees	16,923	14,750	8,813	18,473
Shareholder reporting expenses	1,701	828	1,523	8,675
Miscellaneous expenses	14,577	7,221	2,651	50,237

Total expenses	349,496	97,374	48,242	324,433
Less waiver and/or expense reimbursement (Note 6)	(156,573)	(60,712)	(25,502)	(127,714)

Net expenses	192,923	36,662	22,740	196,719

Net investment income	25,954	218,115	72,239	1,645,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	141,814	(21,948)	(12,156)	892,235
Futures contracts	(1,688,039)	—	—	—
Options written	—	684,495	—	—
Foreign currency transactions	(384,543)	80,570	98	—
Net change in unrealized appreciation (depreciation) on:
Investments	(776,586)	(2,806,525)	(814,654)	337,464
Futures contracts	271,528	—	—	—
Options written	—	229,880	—	—
Foreign currency translations	176,490	(12,717)	(7)	—

Net realized and unrealized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(2,259,336)	(1,846,245)	(826,719)	1,229,699

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,233,382)	$(1,628,130)	$(754,480)	$2,875,196

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on March 30, 2012 through May 31, 2012.

See accompanying notes to financial statements.

|  32

Consolidated* Statements of Changes in Net Assets

	ASG Growth Markets Fund		Gateway International Fund
	Six Months Ended May 31, 2012 (Unaudited)	Period Ended November 30, 2011 (a)	Period Ended May 31, 2012 (Unaudited) (b)
FROM OPERATIONS:
Net investment income (loss)	$25,954	$(20,915)	$218,115
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(1,930,768)	387,126	743,117
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	(328,568)	135,621	(2,589,362)

Net increase (decrease) in net assets resulting from operations	(2,233,382)	501,832	(1,628,130)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(197)	—	—
Class C	(2)	—	—
Class Y	(114,012)	—	—
Net realized capital gains
Class A	(336)	—	—
Class C	(7)	—	—
Class Y	(183,323)	—	—

Total distributions	(297,877)	—	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	1,753,207	25,132,312	20,736,275

Net increase (decrease) in net assets	(778,052)	25,634,144	19,108,145
NET ASSETS
Beginning of the period	25,634,144	—	—

End of the period	$24,856,092	$25,634,144	$19,108,145

UNDISTRIBUTED NET INVESTMENT INCOME	$24,000	$112,257	$218,115

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on October 21, 2011 through November 30, 2011.
(b)	From commencement of operations on March 30, 2012 through May 31, 2012.
(c)	From commencement of operations on September 16, 2011 through November 30, 2011.

See accompanying notes to financial statements.

33  |

	Loomis Sayles Capital Income Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
	Period Ended May 31, 2012 (Unaudited) (b)	Six Months Ended May 31, 2012 (Unaudited)	Period Ended November 30, 2011 (c)
FROM OPERATIONS:
Net investment income	$72,239	$1,645,497	$426,895
Net realized gain (loss) on investments and foreign currency transactions	(12,058)	892,235	77,982
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(814,661)	337,464	30,519

Net increase (decrease) in net assets resulting from operations	(754,480)	2,875,196	535,396

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(35,444)	(1,145)
Class C	—	(15,537)	(9)
Class Y	—	(1,403,480)	(435,951)
Net realized capital gains
Class A	—	(454)	—
Class C	—	(31)	—
Class Y	—	(73,417)	—

Total distributions	—	(1,528,363)	(437,105)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	16,803,798	10,058,263	40,789,888

Net increase in net assets	16,049,318	11,405,096	40,888,179
NET ASSETS
Beginning of the period	—	40,888,179	—

End of the period	$16,049,318	$52,293,275	$40,888,179

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$72,239	$189,796	$(1,240)

|  34

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

ASG GROWTH MARKETS FUND
Class A
5/31/2012(g)	$10.20	$0.03	$(0.88)	$(0.85)	$(0.04)	$(0.07)	$(0.11)
11/30/2011(h)	10.00	(0.01)	0.21	0.20	—	—	—
Class C
5/31/2012(g)	10.19	0.01	(0.89)	(0.88)	(0.02)	(0.07)	(0.09)
11/30/2011(h)	10.00	(0.02)	0.21	0.19	—	—	—
Class Y
5/31/2012(g)	10.20	0.01	(0.85)	(0.84)	(0.04)	(0.07)	(0.11)
11/30/2011(h)	10.00	(0.01)	0.21	0.20	—	—	—
GATEWAY INTERNATIONAL FUND
Class A
5/31/2012(i)	$10.00	$0.11	$(0.92)	$(0.81)	$—	$—	$—
Class C
5/31/2012(i)	10.00	0.10	(0.91)	(0.81)	—	—	—
Class Y
5/31/2012(i)	10.00	0.11	(0.91)	(0.80)	—	—	—
LOOMIS SAYLES CAPITAL INCOME FUND
Class A
5/31/2012(i)	$10.00	$0.08	$(0.62)	$(0.54)	$—	$—	$—
Class C
5/31/2012(i)	10.00	0.04	(0.60)	(0.56)	—	—	—
Class Y
5/31/2012(i)	10.00	0.05	(0.59)	(0.54)	—	—	—
LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND
Class A
5/31/2012(g)	$10.02	$0.38	$0.30	$0.68	$(0.32)	$(0.02)	$(0.34)
11/30/2011(j)	9.83	0.12	0.17	0.29	(0.10)	—	(0.10)
Class C
5/31/2012(g)	10.02	0.33	0.31	0.64	(0.29)	(0.02)	(0.31)
11/30/2011(j)	9.83	0.09	0.19	0.28	(0.09)	—	(0.09)
Class Y
5/31/2012(g)	10.02	0.37	0.32	0.69	(0.33)	(0.02)	(0.35)
11/30/2011(k)	10.00	0.11	0.02	0.13	(0.11)	—	(0.11)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Portfolio turnover is calculated based on purchases and sales of long-term securities and does not include short-term investments, futures contracts, options written and/or forward foreign currency contracts.
(g)	For the six months ended May 31, 2012 (Unaudited).
(h)	From commencement of operations on October 21, 2011 through November 30, 2011.
(i)	From commencement of operations on March 30, 2012 through May 31, 2012.
(j)	From commencement of Class operations on September 30, 2011 through November 30, 2011.
(k)	From commencement of operations on September 16, 2011 through November 30, 2011.

See accompanying notes to financial statements.

35  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (d)(e)		Gross expenses, excluding interest expense (%) (e)	Net expenses including interest expense (%) (d)(e)		Gross expenses including interest expense (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate(%) (f)

$9.24	(8.35)	$517	1.70		3.21	1.73		3.23	0.65	16
10.20	2.00	16	1.70		9.56	1.70		9.56	(0.86)	0

9.22	(8.71)	36	2.45		4.36	2.47		4.38	0.20	16
10.19	2.00	1	2.45		7.30	2.46		7.31	(1.91)	0

9.25	(8.32)	24,302	1.45		2.65	1.48		2.67	0.20	16
10.20	2.10	25,617	1.45		6.20	1.45		6.21	(0.75)	0

$9.19	(8.10)	$38	1.35		4.08	1.35		4.08	6.83	6

9.19	(8.10)	56	2.10		4.44	2.10		4.44	6.47	6

9.20	(8.00)	19,014	1.10		2.92	1.10		2.92	6.55	6

$9.46	(5.40)	$1,368	1.20		4.91	1.20		4.91	4.90	4

9.44	(5.60)	60	1.95		3.13	1.95		3.13	2.68	4

9.46	(5.40)	14,622	0.95		1.99	0.95		1.99	3.01	4

$10.36	6.82	$6,125	1.10		1.91	1.10		1.91	7.37	65
10.02	3.00	252	1.10		7.66	1.10		7.66	7.00	17

10.35	6.46	2,358	1.85		2.57	1.85		2.57	6.34	65
10.02	2.87	1	1.85		5.00	1.85		5.00	5.50	17

10.36	6.92	43,810	0.85		1.40	0.85		1.40	7.26	65
10.02	1.29 (l)	40,636	1.01	(m)	3.60	1.01	(m)	3.60	5.17	17

(l)	For the period September 30, 2011 (the date Class Y shares were first registered under the Securities Act of 1933) through November 30, 2011, the total return for Class Y shares was 3.04%.
(m)	Prior to September 30, 2011, there was no expense limitation agreement in place for Class Y.

|  36

Notes to Financial Statements

May 31, 2012 (Unaudited)

1.   Organization.   Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway International Fund

Natixis Funds Trust II:

ASG Growth Markets Fund (the “Growth Markets Fund”)

Loomis Sayles Capital Income Fund (the “Capital Income Fund”)

Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Senior Floating Rate and Fixed Income Fund”)

The Gateway International Fund commenced operations on March 30, 2012 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $15,002,000 and by Gateway Investment Advisers, LLC (“Gateway Advisers”) of $5,000,000.

The Capital Income Fund commenced operations on March 30, 2012 via contribution to the Fund by Natixis US and affiliates of $5,002,000 and by Loomis, Sayles & Company, L.P. (“Loomis Sayles”) of $5,000,000.

Capital Income Fund and Gateway International Fund are each a diversified investment company, while Growth Markets Fund and Senior Floating Rate and Fixed Income Fund, are each a non-diversified investment company.

Effective January 1, 2012, the name of the Funds’ administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Growth Markets Fund, Gateway International Fund and Capital Income Fund and 3.50% for Senior Floating Rate and Fixed Income Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

Growth Markets Fund invests in commodity-related instruments through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands. ASG Growth Markets Cayman Fund Ltd. is a wholly-owned subsidiary (the “Subsidiary”) of Growth Markets Fund. A subscription agreement was entered into between the Growth Markets Fund and its Subsidiary with the intent that the Growth Markets Fund will remain the sole shareholder and primary beneficiary of its Subsidiary. The Subsidiary is governed by a separate Board of Directors that is independent of the Growth Markets Fund’s Board of Trustees.

As of May 31, 2012, the value of Growth Markets Fund’s investment in its Subsidiary was as follows:

Fund	Commencement Date of Subsidiary	Investment in Subsidiary	Percentage of Net Assets
Growth Markets Fund	October 21, 2011	$1,002,982	4.0%

37  |

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

2.   Significant Accounting Policies.   The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  The accompanying financial statements of Growth Markets Fund present the consolidated accounts of the Fund and its wholly-owned investment. All interfund accounts and transactions have been eliminated in consolidation.

b.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. International index options traded on foreign exchanges are valued at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations. Over-the-counter (“OTC”) international index options are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service. OTC international index options not priced through an independent pricing service are valued based on quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. Additionally, Gateway International Fund may hold index options traded in foreign markets. If events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities or options, such securities or options are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities or options, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of May 31, 2012, approximately 41% of the market value of Growth Markets Fund’s investments, 96% of the market value of Gateway International Fund’s investments and 100% of the market value of Gateway International Fund’s written options were fair valued pursuant to procedures approved by the Board of Trustees.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon

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Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Consolidated Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

f.  Futures Contracts.  The Funds and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or a Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiary are reduced.

g.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized

39  |

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

h.  Due from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund or the Subsidiary and the various broker/dealers. Due from brokers’ balances in the Consolidated Statements of Assets and Liabilities for Growth Markets Fund represent cash, foreign currency and any initial and/or variation margin applicable to open futures contracts and/or cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s or the Subsidiary’s use of cash and foreign currency held at brokers is restricted by regulation or broker mandated limits.

i.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of May 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Growth Markets Fund will include in its taxable income its share of its Subsidiary’s current earnings and profits (including net realized gains). For the period ended November 30, 2011, the Fund was paid its share of its Subsidiary’s earnings and profits (including net realized gains) in the form of a distribution. Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund’s taxable income in the current period and also disregarded for all future periods.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as non-deductible expenses, dividend redesignations, Subsidiary dividends, foreign currency transactions and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, wash sales, passive foreign investment companies adjustments, forward foreign currency and futures contracts mark to market and Subsidiary basis adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the period ended November 30, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Growth Markets Fund	$—	$—	$—
Senior Floating Rate and Fixed Income Fund	437,105	—	437,105

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Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

k.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

l. Indemnifications. Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.   Fair Value Measurements.   In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2012, at value:

Growth Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
China	$788,362	$2,833,753	$—	$3,622,115
India	258,847	71,653	—	330,500
Indonesia	55,059	535,788	—	590,847
Korea	331,034	2,386,015	—	2,717,049
Malaysia	—	765,265	—	765,265
Russia	81,183	948,375	—	1,029,558
South Africa	282,157	1,112,379	—	1,394,536
Taiwan	482,738	730,162	—	1,212,900
All Other Common Stocks(a)	3,683,477	—	—	3,683,477

Total Common Stocks	5,962,857	9,383,390	—	15,346,247

Preferred Stocks(a)	204,979	69,408	—	274,387
Short-Term Investments(a)	—	7,418,603	—	7,418,603

Total Investments	6,167,836	16,871,401	—	23,039,237

Forward Foreign Currency Contracts (unrealized appreciation)	—	504,231	—	504,231
Futures Contracts (unrealized appreciation)	479,419	—	—	479,419

Total	$6,647,255	$17,375,632	$—	$24,022,887

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Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(380,075)	$—	$(380,075)
Futures Contracts (unrealized depreciation)	(248,339)	—	—	(248,339)

Total	$(248,339)	$(380,075)	$—	$(628,414)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

Common stocks valued at $43,692 were transferred from Level 1 to Level 2 during the period ended May 31, 2012. At November 30, 2011, these securities were valued at the market price in the foreign market in accordance with the Fund’s valuation policies; at May 31, 2012, these securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the securities.

All transfers are recognized as of the beginning of the reporting period.

Gateway International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks(a)	$—	$17,738,172	$—	$17,738,172
Purchased Options(a)	—	188,642	—	188,642
Short-Term Investments	—	665,901	—	665,901

Total	$—	$18,592,715	$—	$18,592,715

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Written Options(a)	$—	$(284,113)	$—	$(284,113)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended May 31, 2012, there were no transfers between Levels 1, 2 and 3.

Capital Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks(a)	$12,524,702	$—	$—	$12,524,702
Bonds and Notes(a)	—	2,883,072	—	2,883,072
Preferred Stocks(a)	104,490	—	—	104,490
Short-Term Investments	—	1,297,172	—	1,297,172

Total	$12,629,192	$4,180,244	$—	$16,809,436

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

For the period ended May 31, 2012, there were no transfers between Levels 1, 2 and 3.

Senior Floating Rate and Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Senior Loans(a)	$—	$43,851,877	$—	$43,851,877
Bonds and Notes(a)	—	4,858,615	—	4,858,615
Short-Term Investments	—	7,346,998	—	7,346,998

Total	$—	$56,057,490	$—	$56,057,490

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended May 31, 2012, there were no transfers between Levels 1, 2 and 3.

In May 2011, Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of August 31, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management has evaluated the disclosure requirements for Level 3 fair value measurements and expects the impact on the Funds’ financial statements to be limited.

4.   Derivatives.   Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts, futures contracts and options contracts.

Growth Markets Fund seeks to complement its equity portfolio with a portfolio of derivatives designed to enhance return and mitigate losses. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of one or more broad-based measures of emerging market equity index performance as well as identify the market exposures best suited to limit the volatility and risk of loss associated with the underlying equity portfolio. These market exposures, which are expected to vary over time, may include exposures to the returns of global equity and fixed income securities, commodities and currencies. During the period ended May 31, 2012, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. government bonds, short-term interest rates, foreign currencies and commodities (through investments in the Subsidiary) and long contracts on foreign government bonds in accordance with these objectives.

Gateway International Fund seeks to capture the majority of the returns associated with international developed market equity investments, while exposing investors to less risk than such investments generally. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks of non-U.S. companies, including, but not limited to, Australia, the United Kingdom, the Euro Zone, Hong Kong, Japan and Switzerland, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The Fund typically sells call options and buys put options on market indices that represent a significant portion of the capitalization in each of the markets in which the Fund’s equity investments are traded. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the period ended May 31, 2012, the Fund used written index call options and purchased index put options in accordance with this objective.

Capital Income Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options and written put options for investment purposes. During the period ended May 31, 2012, the Fund engaged in option transactions for investment purposes.

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Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Growth Markets Fund and Gateway International Fund are party to agreements with counterparties that govern transactions in forward foreign currency contracts and over-the-counter options. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of May 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Gateway International Fund	UBS AG	$(257,698)	$5,235,014

Forward foreign currency contracts and over-the-counter options are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Certain Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of May 31, 2012:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Growth Markets Fund	$504,231	$124,156
Gateway International Fund	26,415	—

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser and/or subadviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swap and Derivative Association (“ISDA”) agreements negotiated between each Fund and the derivative counterparties. In lieu of receiving cash collateral, Growth Markets Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. This risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for Growth Markets Fund as of May 31, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$504,231	$—	$—
Unrealized appreciation on futures contracts	216,573	—	10,788	252,058
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(380,075)	—	—
Unrealized depreciation on futures contracts	(12,918)	—	(63,721)	(171,700)

Transactions in derivative instruments for Growth Markets Fund during the six months ended May 31, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(382,568)	$—	$—
Futures contracts	167,226	—	(1,331,987)	(523,278)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	164,247	—	—
Futures contracts	194,442	—	4,644	72,442

* Represents realized loss and change in unrealized appreciation (depreciation) for forward foreign currency contracts during the period.

|  44

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

The following is a summary of derivative instruments for the Gateway International Fund as of May 31, 2012:

Consolidated Statements of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value*	$188,642
Liabilities
Options written, at value	(284,113)

* Represents purchased options, at value.

Transactions in derivative instruments for the Gateway International Fund during the period ended May 31, 2012 were as follows:

Consolidated Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$160,324
Options written	684,495
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(15,480)
Options written	229,880

* Represents realized gain and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

Capital Income Fund had transactions in written options during the period ended May 31, 2012, which generated no net realized gain (loss).

As the Funds value their derivatives at fair value and recognize changes in fair value through the Consolidated Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and future contract activity, as a percentage of net assets, for Growth Markets Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended May 31, 2012:

Growth Markets Fund	Forwards	Futures
Average Notional Amount Outstanding	54.72%	184.86%
Highest Notional Amount Outstanding	94.48%	234.64%
Lowest Notional Amount Outstanding	26.52%	169.66%
Notional Amount Outstanding as of May 31, 2012	94.48%	234.64%

Notional amounts outstanding at the end of the prior period are included in the averages above.

Unrealized gain and/or loss on open forwards and futures are recorded in the Consolidated Statements of Assets and Liabilities. The aggregate notional values of forwards and futures are not recorded in the Consolidated Statements of Assets and Liabilities, and therefore are not included in Growth Markets Fund’s net assets.

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway International Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the period ended May 31, 2012:

Gateway International Fund*	Call Options Written	Put Options Purchased
Average Notional Amount Outstanding	97.69%	97.69%
Highest Notional Amount Outstanding	97.83%	97.83%
Lowest Notional Amount Outstanding	97.55%	97.55%
Notional Amount Outstanding as of May 31, 2012	97.83%	97.83%

* Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index.

45  |

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

The volume of option contract activity, as a percentage of net assets, for Capital Income Fund, based on month-end market values of equity securities underlying written options, at absolute value, was as follows for the period ended May 31, 2012:

Capital Income Fund**	Put Options Written
Average Market Value of Underlying Securities	0.25%
Highest Market Value of Underlying Securities	0.52%
Lowest Market Value of Underlying Securities	0.00%
Market Value of Underlying Securities as of May 31, 2012	0.00%

** Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by Capital Income Fund’s Pricing Policies and Procedures.

The following is a summary of Gateway International Fund’s written option activity:

	Number of Contracts	Premiums
Options written	1,010	$1,301,900
Options terminated in closing purchase transactions	(642)	(787,907)
Options expired	—	—

Outstanding at May 31, 2012	368	$513,993

The following is a summary of Capital Income Fund’s written option activity:

	Number of Contracts	Premiums
Options written	16	$1,588
Options terminated in closing purchase transactions	—	—
Options exercised	(16)	(1,588)
Options expired	—	—

Outstanding at May 31, 2012	—	$—

5. Purchases and Sales of Securities. For the six months ended May 31, 2012, purchases and proceeds from sales or maturities of short-term obligations were as follows:

Fund	Purchases	Sales/Maturities
Growth Markets Fund	$105,816,337	$104,370,050

For the period ended May 31, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Growth Markets Fund	$2,810,448	$3,401,851
Gateway International Fund	21,483,736	774,435
Capital Income Fund	16,796,887	459,361
Senior Floating Rate and Fixed Income Fund	35,613,784	28,694,130

6.   Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis US, serves as investment adviser to Growth Markets Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 1.20%, calculated daily and payable monthly, based on the Fund’s average daily net assets, less the net asset value of the Subsidiary.

AlphaSimplex also serves as investment adviser to the Subsidiary, which pays AlphaSimplex a management fee at the annual rate of 1.20% of its average daily net assets.

|  46

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

AlphaSimplex has entered into subadvisory agreements with Reich & Tang Asset Management, LLC (“Reich & Tang”), which is a subsidiary of Natixis US, and Westpeak Global Advisors, LLC (“Westpeak”) on behalf of Growth Markets Fund. Payments to AlphaSimplex are reduced by the amount of payments to Reich & Tang and Westpeak.

Gateway Advisers, which is a subsidiary of Natixis US, serves as investment adviser to the Gateway International Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis Sayles serves as investment adviser to Capital Income Fund and Senior Floating Rate and Fixed Income Fund. Under the terms of the management agreements, each Fund pays a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on Capital Income Fund’s average daily net assets and Senior Floating Rate and Fixed Income Fund’s daily managed assets, which include borrowings used for leverage.

AlphaSimplex, Gateway Advisers and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of the Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until March 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Consolidated Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Consolidated Statements of Assets and Liabilities as receivable from investment adviser.

For the period ended May 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Growth Markets Fund	1.70%	2.45%	1.45%
Gateway International Fund	1.35%	2.10%	1.10%
Capital Income Fund	1.20%	1.95%	0.95%
Senior Floating Rate and Fixed Income Fund	1.10%	1.85%	0.85%

AlphaSimplex, Gateway Advisers and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the period ended May 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Growth Markets Fund	$156,766	$156,573	$193	1.20%	0.00%
Gateway International Fund	24,973	24,973	—	0.75%	—
Capital Income Fund	14,270	14,270	—	0.60%	—
Senior Floating Rate and Fixed Income Fund	136,196	127,714	8,482	0.60%	0.04%

[1]	Management fee waivers are subject to possible recovery until November 30, 2013.

For the period ended May 31, 2012 expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Gateway International Fund	$35,739
Capital Income Fund	11,232

[2]	Expense reimbursements are subject to possible recovery until November 30, 2013.

47  |

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

No expenses were recovered for any of the Funds during the period ended May 31, 2012 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the period ended May 31, 2012, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Growth Markets Fund	$157	$4	$14
Gateway International Fund	4	8	24
Capital Income Fund	77	17	52
Senior Floating Rate and Fixed Income Fund	1,287	622	1,866

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

NGAM Advisors also provides certain administrative services to the Subsidiary for which the Subsidiary pays NGAM Advisors fees equal to an annual rate of 0.05% of the average daily net assets of the Subsidiary. Payments by the Fund are reduced by the amount of payments to NGAM Advisors by the Subsidiary. In addition, NGAM Advisors and the Subsidiary contract with State Street Bank to serve as sub-administrator.

For the period ended May 31, 2012, each Fund paid the following administrative fees to NGAM Advisors (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiary):

|  48

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Fund	Administrative Fees
Growth Markets Fund	$5,978
Gateway International Fund	1,506
Capital Income Fund	1,077
Senior Floating Rate and Fixed Income Fund	10,348

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

For the period ended May 31, 2012, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Consolidated Statements of Operations:

Fund	Sub-Transfer Agent Fees
Growth Markets Fund	$78
Gateway International Fund	2
Capital Income Fund	10
Senior Floating Rate and Fixed Income Fund	199

As of May 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursement of Sub-Transfer Agent Fees
Growth Markets Fund	$2
Gateway International Fund	1
Capital Income Fund	6
Senior Floating Rate and Fixed Income Fund	49

e.   Commissions.   Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the period ended May 31, 2012 were as follows:

Fund	Commissions
Growth Markets Fund	$1,112
Capital Income Fund	115
Senior Floating Rate and Fixed Income Fund	13,763

f.   Trustees Fees and Expenses.   The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

49  |

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Consolidated Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Consolidated Statements of Assets and Liabilities.

g.   Affiliated Ownership.   As of May 31, 2012, Gateway Advisers, Loomis Sayles and Natixis US held shares of the Funds representing the following percentages of net assets:

Fund	Gateway Advisers	Loomis Sayles	Natixis US	Percentage of Affiliated Ownership
Growth Markets Fund	—	—	94.15%	94.15%
Gateway International Fund	24.07%	—	72.22%	96.29%
Capital Income Fund	—	29.47%	29.47%	58.94%
Senior Floating Rate and Fixed Income Fund	—	41.42%	31.87%	73.29%

7.   Line of Credit.   Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the period ended May 31, 2012, none of the Funds had borrowings under these agreements.

Senior Floating Rate and Fixed Income Fund has entered into a committed, secured line of credit with the Bank of Nova Scotia (the “Bank”), under which it expects to borrow for investment purposes. The commitment of the Bank to make loans to the Fund shall not exceed $35,000,000 at any one time. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.25% per annum (0.125% per annum for dates upon which the loan balance exceeds 50% of the commitment), payable at the end of each calendar quarter is accrued by the Fund based on the unused portion of the line of credit.

For the six months ended May 31, 2012, Senior Floating Rate and Fixed Income Fund had no borrowings under this agreement.

8.   Concentration of Risk.   Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Growth Markets Fund and Senior Floating Rate and Fixed Income Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

|  50

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Growth Markets Fund’s investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

Growth Markets Fund’s investments in commodity-related instruments may subject the Fund to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

The senior loans in which Senior Floating Rate and Fixed Income Fund expect to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. Senior loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to investment grade bonds.

9.   Interest Expense.   Growth Markets Fund incurs interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the six months ended May 31, 2012 is reflected on the Consolidated Statements of Operations.

10.   Concentration of Ownership.   From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of May 31, 2012, the Funds had shareholders that owned more than 5% of the Fund’s total outstanding shares. The number of shareholders owning more than 5% of total outstanding shares of the Fund, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings, including affiliated accounts, was as follows:

Fund	Number of 5% Non-affiliated Shareholders	Percentage of Non-affiliated Ownership	Percentage of Affiliated Ownership	Total Percentage of Ownership
Growth Markets Fund	—	—	94.15%	94.15%
Gateway International Fund	—	—	96.29%	96.29%
Capital Income Fund	1	30.11%	58.94%	89.05%
Senior Floating Rate and Fixed Income Fund	—	—	73.29%	73.29%

11.   Capital Shares.   Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended May 31, 2012		Period Ended November 30, 2011*
Growth Markets Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	76,358	$758,255	1,589	$16,102
Issued in connection with the reinvestment of distributions	54	532	—	—
Redeemed	(22,018)	(207,464)	—	—

Net change	54,394	$551,323	1,589	$16,102

Class C
Issued from the sale of shares	3,848	$35,600	100	$1,000
Issued in connection with the reinvestment of distributions	1	10	—	—
Redeemed	—	—	—	—

Net change	3,849	$35,610	100	$1,000

Class Y
Issued from the sale of shares	122,442	$1,234,334	2,511,272	$25,115,210
Issued in connection with the reinvestment of distributions	30,034	297,334	—	—
Redeemed	(36,803)	(365,394)	—	—

Net change	115,673	$1,166,274	2,511,272	$25,115,210

Increase (decrease) from capital share transactions	173,916	$1,753,207	2,512,961	$25,132,312

* From commencement of operations on October 21, 2011 through November 30, 2011.

51  |

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

11.  Capital Shares (continued).

	Period Ended May 31, 2012*
Gateway International Fund	Shares	Amount

Class A
Issued from the sale of shares	4,161	$39,501
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	4,161	$39,501

Class C
Issued from the sale of shares	6,085	$58,273
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	6,085	$53,273

Class Y
Issued from the sale of shares	2,066,911	$20,638,501
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	2,066,911	$20,638,501

Increase (decrease) from capital share transactions	2,077,157	$20,736,275

* From commencement of operations on March 30, 2012 through May 31, 2012.

	Period Ended May 31, 2012*
Capital Income Fund	Shares	Amount

Class A
Issued from the sale of shares	144,784	$1,403,905
Issued in connection with the reinvestment of distributions	—	—
Redeemed	(192)	(1,883)

Net change	144,592	$1,402,022

Class C
Issued from the sale of shares	6,311	$62,492
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	6,311	$62,492

Class Y
Issued from the sale of shares	1,545,395	$15,339,284
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	1,545,395	$15,339,284

Increase (decrease) from capital share transactions	1,696,298	$16,803,798

* From commencement of operations on March 30, 2012 through May 31, 2012.

|  52

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended May 31, 2012		Period Ended November 30, 2011*
Senior Floating Rate and Fixed Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	568,037	$5,907,787	27,583	$277,148
Issued in connection with the reinvestment of distributions	3,265	33,763	114	1,145
Redeemed	(5,203)	(54,264)	(2,604)	(26,365)

Net change	566,099	$5,887,286	25,093	$251,928

Class C
Issued from the sale of shares	226,797	$2,353,794	102	$1,000
Issued in connection with the reinvestment of distributions	1,247	12,905	1	9
Redeemed	(202)	(2,076)	—	—

Net change	227,842	$2,364,623	103	$1,009

Class Y
Issued from the sale of shares	598,191	$6,213,475	4,010,040	$40,101,000
Issued in connection with the reinvestment of distributions	143,009	1,469,241	43,595	435,951
Redeemed	(566,414)	(5,876,362)	—	—

Net change	174,786	$1,806,354	4,053,635	$40,536,951

Increase (decrease) from capital share transactions	968,727	$10,058,263	4,078,831	$40,789,888

* From commencement of operations on September 30, 2011 through November 30, 2011 for Class A shares and Class C shares and from commencement of operations on September 16, 2011 through November 30, 2011 for Class Y shares.

53  |

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Not applicable.

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	July 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	July 19, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	July 19, 2012